EXHIBIT 10(a)




                                  $450,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                February 26, 1999

                                      among

                            THE VALSPAR CORPORATION,
                       ENGINEERED POLYMER SOLUTIONS, INC.,
                   THE VALSPAR (UK) HOLDING CORPORATION LTD.,
               THE VALSPAR (SWITZERLAND) HOLDING CORPORATION A.G.,
                                   FORTON B.V.
                                       and
                                   DYFLEX B.V.

                            The Banks Listed Herein,

                             CHASE SECURITIES INC.,
                              as Syndication Agent,

                                       and

                              WACHOVIA BANK, N.A.,
                             as Administrative Agent
                             and Documentation Agent

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                                TABLE OF CONTENTS

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. Definitions......................................................1

SECTION 1.02. Accounting Terms and Determinations.............................17

SECTION 1.03. Use of Defined Terms............................................18

SECTION 1.04. Terminology.....................................................18

SECTION 1.05. References......................................................18

                                  ARTICLE II

                                  THE CREDITS

SECTION 2.01. Commitments to Make Syndicated Loans............................18

SECTION 2.02. Method of Borrowing Syndicated Loans............................19

SECTION 2.03. Money Market Loans..............................................21

SECTION 2.04. Notes...........................................................24

SECTION 2.05. Maturity of Loans...............................................25

SECTION 2.06. Interest Rates..................................................25

SECTION 2.07. Fees............................................................28

SECTION 2.08. Optional Termination or Reduction of Commitments................29

SECTION 2.09. Mandatory Termination of Commitments............................29

SECTION 2.10. Optional Prepayments............................................29

SECTION 2.11. Mandatory Prepayments...........................................30

SECTION 2.12. General Provisions as to Payments...............................30

SECTION 2.13. Computation of Interest and Fees................................32

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                                  ARTICLE III

                           CONDITIONS TO BORROWINGS

SECTION 3.01. Conditions to Closing...........................................32

SECTION 3.02. Conditions to All Borrowings....................................34

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Corporate Existence and Power...................................34

SECTION 4.02. Corporate and Governmental Authorization; No Contravention......35

SECTION 4.03. Binding Effect..................................................35

SECTION 4.04. Financial Information...........................................35

SECTION 4.05. No Litigation...................................................35

SECTION 4.06. Compliance with ERISA...........................................35

SECTION 4.07. Compliance with Laws; Payment of Taxes..........................36

SECTION 4.08. Subsidiaries....................................................36

SECTION 4.09. Investment Company Act..........................................36

SECTION 4.10. Public Utility Holding Company Act..............................36

SECTION 4.11. Ownership of Property; Liens....................................36

SECTION 4.12. No Default......................................................37

SECTION 4.13. Full Disclosure.................................................37

SECTION 4.14. Environmental Matters...........................................37

SECTION 4.15. Capital Stock...................................................37

SECTION 4.16. Margin Stock....................................................38

SECTION 4.17. Insolvency......................................................38

SECTION 4.18. Compliance with Year 2000 Plan..................................38

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                                    ARTICLE V

                                    COVENANTS

SECTION 5.01. Information.....................................................38

SECTION 5.02. Inspection of Property, Books and Records.......................40

SECTION 5.03. Ratio of Consolidated Debt to Consolidated EBITDA...............41

SECTION 5.04. Minimum Shareholders'Equity.....................................41

SECTION 5.05. Restricted Payments.............................................41

SECTION 5.06. Loans or Advances...............................................41

SECTION 5.07. Acquisitions....................................................41

SECTION 5.08. Negative Pledge.................................................41

SECTION 5.09. Maintenance of Existence........................................42

SECTION 5.10. Dissolution.....................................................42

SECTION 5.11. Consolidations, Mergers and Sales of Assets.....................43

SECTION 5.12. Use of Proceeds.................................................43

SECTION 5.13. Compliance with Laws; Payment of Taxes..........................43

SECTION 5.14. Insurance.......................................................44

SECTION 5.15. Change in Fiscal Year...........................................44

SECTION 5.16. Maintenance of Property.........................................44

SECTION 5.17. Environmental Notices...........................................44

SECTION 5.18. Environmental Matters...........................................44

SECTION 5.19. Environmental Release...........................................44

SECTION 5.20. Transactions with Affiliates....................................44

SECTION 5.21. Limitation on Subsidiary Debt...................................44

SECTION 5.22. Material Subsidiaries...........................................45

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SECTION 5.23. Y2K Plan........................................................45

                                  ARTICLE VI

                                   DEFAULTS

SECTION 6.01. Events of Default...............................................45

SECTION 6.02. Notice of Default...............................................48

                                  ARTICLE VII

                                   THE AGENT

SECTION 7.01. Appointment, Powers and Immunities..............................48

SECTION 7.02. Reliance by Agent...............................................49

SECTION 7.03. Defaults........................................................49

SECTION 7.04. Rights of Agent and its Affiliates as a Bank....................49

SECTION 7.05. Indemnification.................................................49

SECTION 7.06. CONSEQUENTIAL DAMAGES...........................................50

SECTION 7.07. Payee of Note Treated as Owner..................................50

SECTION 7.08. Non-Reliance on Agent and Other Banks...........................50

SECTION 7.09. Failure to Act..................................................51

SECTION 7.10. Resignation or Removal of Agent.................................51

                                 ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair........51

SECTION 8.02. Illegality......................................................52

SECTION 8.03. Increased Cost and Reduced Return...............................52

SECTION 8.04. Base Rate Loans or Other Fixed Rate Loans Substituted for
              Affected Fixed Rate Loans.......................................54

SECTION 8.05. Compensation....................................................54

SECTION 8.06. Failure to Pay in Foreign Currency..............................55

SECTION 8.07. Judgment Currency...............................................55

                                  ARTICLE IX

                                 MISCELLANEOUS

SECTION 9.01. Notices.........................................................56

SECTION 9.02. No Waivers......................................................56

SECTION 9.03. Expenses; Documentary Taxes; Indemnification....................56

SECTION 9.04. Setoffs; Sharing of Set-Offs....................................57

SECTION 9.05. Amendments and Waivers..........................................58

SECTION 9.06. Margin Stock Collateral.........................................58

SECTION 9.07. Successors and Assigns..........................................59

SECTION 9.08. Confidentiality.................................................61

SECTION 9.09. Representation by Banks.........................................61

SECTION 9.10. Obligations Several.............................................61

SECTION 9.11. Survival of Certain Obligations.................................61

SECTION 9.12. Georgia Law.....................................................61

SECTION 9.13. Severability....................................................61

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SECTION 9.14. Interest........................................................62

SECTION 9.15. Interpretation..................................................62

SECTION 9.16. Consent to Jurisdiction.........................................62

SECTION 9.17. Counterparts....................................................62

SECTION 9.18. European Economic and Monetary Union............................62

SECTION 9.19. Concerning Joint and Several Liability of the Borrowers.........65

Schedule 1.01    Material Subsidiaries
Schedule 4.08    Existing Subsidiaries
Schedule 4.14    Environmental Matters

EXHIBIT A        Form of Syndicated Dollar Note
EXHIBIT B        Form of Syndicated Foreign Currency Note
EXHIBIT C        Form of Money Market Note
EXHIBIT D        Form of Opinion of Counsel for the Borrowers and the Guarantors
EXHIBIT E        Form of Opinion of Special Counsel for the Agent
EXHIBIT F        Form of Money Market Quote Request
EXHIBIT G        Form of Money Market Quote
EXHIBIT H        Form of Closing Certificate
EXHIBIT I        Form of Secretary's Certificate
EXHIBIT J        Form of Compliance Certificate
EXHIBIT K        Form of Assignment and Acceptance
EXHIBIT L        Form of Notice of Borrowing
EXHIBIT M        Form of Guaranty
EXHIBIT N        Form of Indemnity, Subrogation and Contribution Agreement

                      AMENDED AND RESTATED CREDIT AGREEMENT


            AGREEMENT dated as of February 26, 1999 among THE VALSPAR CORPORATION, ENGINEERED POLYMER SOLUTIONS, INC., THE VALSPAR (UK) HOLDING CORPORATION LTD., THE VALSPAR (SWITZERLAND) HOLDING CORPORATION A.G., FORTON B.V. and DYFLEX B.V., the BANKS listed on the signature pages hereof, CHASE SECURITIES INC., as Syndication Agent, and WACHOVIA BANK, N.A., as Administrative Agent and Documentation Agent.

            The Parent, the Agent and certain of the Banks entered into a Credit Agreement dated as of April 20, 1995 (as amended, modified or supplemented, the "Original Credit Agreement"). The Parent has requested the Agent and such Banks to amend and restate the Original Credit Agreement in its entirety, and the Agent and such Banks have agreed to amend and restate the Original Credit Agreement, as hereinafter set forth.

            The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

            "Acquisition" means any transaction pursuant to which the Parent or any of its Subsidiaries directly or indirectly, in its own name or by or through a nominee or an agent (a) acquires equity Securities (or warrants, options or other rights to acquire such Securities) of any Person other than the Parent or any Person which is not then a Subsidiary of the Parent, pursuant to a solicitation of tenders therefor, or in one or more negotiated block, market or other transactions not involving a tender offer, or a combination of any of the foregoing, or (b) makes any Person a Subsidiary of the Parent, or causes any Person other than a Subsidiary to be merged into the Parent or any of its Subsidiaries, in any case pursuant to a merger, purchase of assets or any reorganization providing for the delivery or issuance to the holders of such Person's then outstanding Securities, in exchange for such Securities, of cash or Securities of the Parent or any of its Subsidiaries, or a combination thereof, or (c) purchases all or substantially all of the business or assets of any Person.

            "Adjusted IBOR Rate" has the meaning set forth in Section 2.06(d).

            "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).


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            "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                        "Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as administrative agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                        "Agent's Letter Agreement" means that certain letter agreement, dated as of October 14, 1998, between the Parent and the Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrowers to the Agent, together with all amendments and modifications thereto.

                        "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

            "Applicable Facility Fee Rate" has the meaning set forth in Section 2.07(a).

            "Applicable Margin" has the meaning set forth in Section 2.06(a).

            "Assignee" has the meaning set forth in Section 9.07(c).

            "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.07(c) in the form attached hereto as Exhibit K.

            "Authority" has the meaning set forth in Section 8.02.

            "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

            "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and the Federal Funds Rate shall be effective on the date of each such change.

            "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate.


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            "Borrower" means any of the Parent, EPS, the UK Company, the Swiss
Company, Forton and Dyflex.

            "Borrowing" means a borrowing hereunder consisting of Loans made to a Borrower at the same time by, in the case of a Syndicated Borrowing, the Banks, or, in the case of a Money Market Borrowing, one or more of the Banks, in each case pursuant to Article II. A Borrowing is a "Syndicated Borrowing" if such Loans are Syndicated Loans or a "Money Market Borrowing" if such Loans are Money Market Loans. A Syndicated Borrowing is a "Syndicated Dollar Borrowing" if such Loans are Syndicated Dollar Loans or a "Syndicated Foreign Currency Borrowing" if such Loans are Syndicated Foreign Currency Loans. A Syndicated Dollar Borrowing is a "Base Rate Borrowing" if such Syndicated Dollar Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Syndicated Dollar Loans are Euro-Dollar Loans.

            "Canadian Dollars" means the lawful currency of Canada.

            "Capital Stock" means any capital stock (other than Redeemable Preferred Stock) of the Parent or any Consolidated Subsidiary (to the extent issued to a Person other than the Parent), whether common or preferred.

            "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. and its implementing regulations and amendments.

            "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Information System established pursuant to CERCLA.

            "Change of Law" shall have the meaning set forth in Section 8.02.

            "Closing Certificate" has the meaning set forth in Section 3.01(g).

            "Closing Date" means the date on which each of the conditions set forth in Section 3.01 has been satisfied.

            "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

            "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, or (ii) as to any Bank which enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

            "Compliance Certificate" has the meaning set forth in Section
5.01(c).


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


            "Consolidated Debt" means at any date the Debt of the Parent and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

            "Consolidated EBITDA" for any period means the sum of (i) Consolidated Net Income for such period; (ii) Consolidated Interest Expense for such period, (iii) taxes on income of the Parent and its Consolidated Subsidiaries for such period to the extent deducted in determining Consolidated Net Income for such period, (iv) Depreciation for such period and (v) amortization of intangible assets of the Parent and its Consolidated Subsidiaries for such period. In determining Consolidated EBITDA for any period, any Consolidated Subsidiary acquired during such period by the Parent or any other Consolidated Subsidiary shall be included on a pro forma, historical basis as if it had been a Consolidated Subsidiary during such entire period.

            "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Parent or any of its Consolidated Subsidiaries outstanding during such period.

            "Consolidated Net Income" means, for any period, the Net Income of the Parent and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Parent or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

            "Consolidated Operating Profits" means, for any period, the Operating Profits of the Parent and its Consolidated Subsidiaries.

            "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Parent in its consolidated financial statements as of such date.

            "Consolidated Total Assets" means, at any time, the Total Assets of the Parent and its Consolidated Subsidiaries, determined on a consolidated basis.

            "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Parent, are treated as a single employer under Section 414 of the Code.

            "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, but only if such obligations are, in accordance with GAAP, recorded on such Person's financial books as long-term debt, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid


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under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all Debt of others Guaranteed by such Person, and
(x) the net obligation of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging agreements (and for purposes of this Agreement, the net amount which such Person is obligated to pay under any such agreement upon termination of such agreement shall be deemed to constitute the principal amount of such net obligation).

            "Debt Rating" means, on any date, the long-term rating assigned by Duff & Phelps, Fitch, Moody's or S&P, as the case may be, to the Rated Debt.

            "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

            "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the interest rate (including the Applicable Margin) which would otherwise be applicable to such Loan hereunder.

            "Depreciation" means for any period the sum of all depreciation expenses of the Parent and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

            "Deutsche Marks" means the lawful currency of the Federal Republic of Germany.

            "Dollar Equivalent" means the Dollar equivalent of the amount of a Foreign Currency Loan or Foreign Currency Borrowing, as the case may be, determined by the Agent on the basis of its spot rate for the purchase of the appropriate Foreign Currency with Dollars.

            "Dollars" or "$" means dollars in lawful currency of the United States of America.

            "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized or required by law to close.

            "Domestic Material Subsidiary" means any Material Subsidiary which is organized under the laws of any state or territory of the United States of America.

            "Domestic Subsidiary" means any Subsidiary which is organized under the laws of any state or territory of the United States of America.

            "Duff & Phelps" means Duff & Phelps Credit Rating Co., and its successors and assigns.


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            "Dutch Guilders" means the lawful currency of The Kingdom of The
Netherlands.

            "Dyflex" means Dyflex B.V., a Dutch corporation, and its successors and permitted assigns.

            "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

            "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Parent or any Subsidiary required by any Environmental Requirement.

            "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

            "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

            "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

            "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of alleged material noncompliance with or material liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

            "Environmental Proceedings" means any judicial or administrative proceedings to which the Parent or any Subsidiary is a party or to which its property is subject, arising from or in any way associated with any Environmental Requirement.

            "Environmental Releases" means releases as defined in CERCLA or under any


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


applicable state or local environmental law or regulation.

            "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Parent, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

            "EPS" means Engineered Polymer Solutions, Inc., a Delaware corporation, and its successors and permitted assigns.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

            "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

            "Euro-Dollar Loan" means a Syndicated Dollar Loan which bears or is to bear interest at a rate based upon the London Interbank Offered Rate.

            "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.06(c).

            "Event of Default" has the meaning set forth in Section 6.01.

            "Existing Note" means the Note of the Parent, dated March 17, 1998, payable to the order of Wachovia, in the principal amount of $50,000,000.

            "Facility Fee Payment Date" means each March 31, June 30, September 30 and December 31.

            "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Wachovia on such day on such transactions as determined by the Agent.

            "Fiscal Quarter" means any fiscal quarter of the Parent.

            "Fiscal Year" means any fiscal year of the Parent.


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


            "Fitch" means Fitch IBCA Information Services, Inc., and its successors and assigns.

            "Fixed Rate Borrowing" means a Euro-Dollar Borrowing or a Syndicated Foreign Currency Borrowing.

            "Fixed Rate Loans" means Euro-Dollar Loans or Syndicated Foreign Currency Loans, or any or all of them, as the context shall require.

            "Foreign Currencies" means, individually and collectively, as the context shall require: (i) Sterling, (ii) Dutch Guilders, (iii) Canadian Dollars, (iv) Italian Lira, (v) Deutsche Marks, (vi) French Francs, (vii) Yen,
(viii) Swiss Francs or (ix) any other currency which is freely transferable and convertible into Dollars; provided, however, that no such other currency under this clause (ix) shall be included as a Foreign Currency hereunder, or included in a Notice of Borrowing, unless (x) the Parent has first submitted a request to the Agent that it be so included, and (i) the Agent and the Required Banks, in their sole discretion, have agreed to such request.

            "Foreign Currency Business Day" shall mean any Domestic Business Day, excluding one on which trading is not carried on by and between banks in deposits of the applicable Foreign Currency in the applicable interbank market for such Foreign Currency.

            "Forton" means Forton B.V., a Dutch corporation, and its successors and permitted assigns.

            "French Francs" means the lawful currency of the Republic of France.

            "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

            "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.


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


            "Guarantors" means the Domestic Material Subsidiaries from time to time party to the Guaranty.

            "Guaranty" means the Guaranty Agreement dated as of even date herewith executed by each Guarantor in favor of the Agent, substantially in the form attached hereto as Exhibit M, as modified, amended, supplemented or restated from time to time.

            "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss.6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance", "pollutant" or "contaminant", as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

            "IBOR" has the meaning set forth in Section 2.06(d).

            "Indemnity, Subrogation and Contribution Agreement" means the Indemnity, Subrogation and Contribution Agreement dated as of even date herewith among the Borrowers, the Guarantors and the Agent, substantially in the form attached hereto as Exhibit N, as modified, amended, supplemented or restated from time to time.

            "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing and Syndicated Foreign Currency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the relevant Borrower may elect in the applicable Notice of Borrowing; provided that:

            (a) any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day or a Foreign Currency Business Day, as the case may be, shall be extended to the next succeeding Euro-Dollar Business Day or a Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be;

            (b) any Interest Period which begins on the last Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, of the appropriate subsequent calendar month; and

            (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

            (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

            (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(3) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending 7 to 180 days thereafter, as the relevant Borrower may indicate in the applicable Money Market Quote Request; provided that:

            (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

            (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

            "Italian Lira" means the lawful currency of the Republic of Italy.

            "Lending Office" means, as to each Bank, its office or the office of any Affiliate of such Bank located at the address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Parent and the Agent. Each Bank may designate a Lending Office for Syndicated Dollar Loans and a different Lending Office for Syndicated Foreign Currency Loans and the term Lending Office shall in such case mean either such Lending Office, as the context shall require.

            "Level" means, at any time Rated Debt is outstanding, as applicable, one of Level 1, Level 2, Level 3 or Level 4; provided that in determining the applicable Level on any date (i) if both Moody's and S&P are providing Debt Ratings on such date, the applicable Level shall be determined by reference only to the Debt Ratings provided by Moody's and S&P, (ii) if only Moody's or S&P is providing a Debt Rating on such date, the applicable Level shall be determined by reference to the Debt Rating provided by Moody's or S&P, as the case may be, on such date and the Debt Rating provided by either Duff & Phelps or Fitch (as selected by the Parent) on such date, (iii) if the Debt Ratings used to determine the applicable Level on such date are one level apart, the higher Debt Rating shall be used to determine the applicable Level, (iv) if the Debt Ratings used to determine the applicable Level on such date are more than one level apart, the rating which is one level higher than the lower of such two Debt Ratings shall be used to determine the applicable Level, and (v) once the two rating agencies have been selected (as provided in this definition) for the purpose of determining the applicable Level, no other rating agency may thereafter be selected to replace or substitute for either such rating agency, without the prior written consent of the Agent and the Required Banks.

            "Level 1" means, subject to the definition of "Level" set forth in this Section, that, on any Performance Pricing Determination Date, the Debt Rating of two of the following is as indicated: (a) "BBB+" or higher from Duff & Phelps, (b) "AA" or higher from Fitch, (c) "Baa1" or higher from Moody's and (d) "BBB+" or higher from S&P.

            "Level 2" means, subject to the definition of "Level" set forth in this Section, that, on any Performance Pricing Determination Date, the Debt Rating of two of the following is as indicated: (a) "BBB" from Duff & Phelps,
(b) "A" from Fitch, (c) "Baa2" from Moody's and (d) "BBB" from S&P.

            "Level 3" means, subject to the definition of "Level" set forth in this Section, that, on any Performance Pricing Determination Date, the Debt Rating of two of the following is as indicated: (a) "BBB-" from Duff & Phelps,
(b) "BBB" from Fitch, (c) "Baa3" from Moody's and (d) "BBB-" from S&P.

            "Level 4" means, subject to the definition of "Level" set forth in this Section, that, on any Performance Pricing Determination Date, the Debt Rating of two of the following is as indicated: (a)"BB+" or lower from Duff & Phelps, (b)"BB" or lower from Fitch, (c) "Ba1" or lower from Moody's and (d) "BB+" or lower from S&P.

            "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Parent or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease (but not an operating lease) or other title retention agreement relating to such asset.

            "Loan" means a Syndicated Loan or a Money Market Loan and "Loans" means Syndicated Loans or Money Market Loans, or any or all of them, as the context shall require.

            "Loan Documents" means this Agreement, the Notes, the Guaranty, the Indemnity, Subrogation and Contribution Agreement, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Guaranty, the Indemnity, Subrogation and Contribution Agreement, or the Loans, as such documents and instruments may be amended or supplemented from time to time.

            "London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

            "Margin Stock" means "margin stock" as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

            "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, that such event, act, condition or occurrence has resulted or is reasonably likely to result in a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Parent and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Banks under the Loan Documents, or the ability of the Parent to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

            "Material Subsidiary" means (a) on the Closing Date, each of the Subsidiaries listed on Schedule 1.01 hereto, and (b) on any date after the Closing Date, any Subsidiary of the Parent which has either (i) Total Assets on the last day of the Fiscal Quarter most recently ended equal to or greater than 10% of Consolidated Total Assets on the last day of the Fiscal Quarter most recently ended, or (ii) Operating Profits for the period of 4 consecutive Fiscal Quarters most recently ended prior to such date equal to or greater than 5% of Consolidated Operating Profits for such period of 4 consecutive Fiscal Quarters; provided that any Subsidiary of the Parent that is a "foreign sales corporation" as defined in Section 922(a) of the Code shall not be deemed to be a Material Subsidiary.

            "Money Market Loan" means a Loan which bears or is to bear interest at a Money Market Rate.

            "Money Market Notes" means promissory notes of the Borrowers, substantially in the form of Exhibit C hereto, evidencing the obligation of the Borrowers to repay the Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto and "Money Market Note" means any one of such Money Market Notes.

            "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03(c).

            "Money Market Quote Request" has the meaning set forth in Section 2.03(b).

            "Money Market Rate" has the meaning set forth in Section 2.03(c)(ii)(C).

            "Moody's" means Moody's Investors Service, Inc., and its successors and assigns.

            "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

            "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

            "Net Proceeds of Capital Stock/Conversion of Debt" means any and all proceeds (whether cash or non-cash) or other consideration received by the Parent or a Consolidated Subsidiary in respect of the issuance of Capital Stock (including, without limitation, the aggregate amount of any and all Debt converted into Capital Stock), after deducting therefrom all reasonable and customary costs and expenses incurred by the Parent or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

            "Note" means a Syndicated Note or a Money Market Note and "Notes" means Syndicated Notes or Money Market Notes, or any or all of them, as the context shall require.

            "Notice of Borrowing" has the meaning set forth in Section 2.02.

            "Operating Profits" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

            "Parent" means The Valspar Corporation, a Delaware corporation, and its successors and permitted assigns.

            "Participant" has the meaning set forth in Section 9.07(b).

            "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Pending Acquisition" means the acquisition by the Parent from Dexter Corporation of the "Acquired Assets" (as defined in the Purchase Agreement) pursuant to the terms of the Purchase Agreement.

            "Performance Pricing Determination Date" has the meaning set forth in Section 2.07(b).

            "Permitted Acquisition" means any Acquisition (a) which is of a Person engaged in the same or similar line or lines of business as the Parent or any Consolidated Subsidiaries, and (b) if the aggregate consideration to be paid by the Parent or any Subsidiary in connection with such Acquisition exceeds $100,000,000, as to which the Parent has delivered to the Banks a certificate of the chief financial officer, treasurer or chief accounting officer of the Parent certifying (and, in the case of Sections 5.03, 5.04, 5.08 and 5.11(d), including calculations evidencing) pro-forma compliance with the terms of this Agreement after giving effect to such Acquisition.

            "Person" means an individual, a corporation, a limited liability company, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

            "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

            "Prepaid Rebates" means any payment made to or credit allowed to a customer or prospective customer of the Parent or any Subsidiary, or to any affiliate of the customer or prospective customer, in each case in the ordinary course of the Parent's or such Subsidiary's business and pursuant to a written agreement or purchase order, which represents the prepayment of a rebate, price discount or price reduction on products sold or to be sold by the Parent or such Subsidiary to one or more customers or prospective customers.

            "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

            "Properties" means all real property owned, leased or otherwise used or occupied by the Parent or any Subsidiary, wherever located.

            "Purchase Agreement" means that certain Dexter Coatings Business Purchase and Sale Agreement dated August 21, 1998, between Dexter Corporation, a Connecticut corporation, as seller, and the Parent, as purchaser, together with all agreements, exhibits, schedules, annexes and documents executed or delivered in connection therewith.

            "Quotation Date" has the meaning set forth in Section 2.03(b).

            "Rated Debt" means the senior, unsecured and non-credit enhanced indebtedness of the Parent which has been made subject to Debt Ratings requested by the Parent issued by any two of S&P, Moody's, Fitch and Duff & Phelps, one of which must be S&P or Moody's.

            "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

            "Refunding Loan" means a new Loan made on the day on which an outstanding Loan is maturing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan, excluding any difference between the amount of such maturing Loan and any greater amount being borrowed on such day and actually either being made available to the relevant Borrower pursuant to Section 2.02(c) or remitted to the Agent as provided in
Section 2.12, in each case as contemplated in Section 2.02(d).

            "Reported Net Income" means, for any period, the Net Income of the Parent and its Consolidated Subsidiaries determined on a consolidated basis.

            "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 51% of the aggregate outstanding principal amount of the Notes.

            "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any shares of the Borrower's capital stock (except shares acquired upon the conversion thereof into other shares of its capital stock).

            "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors and assigns.

            "Security" has the meaning assigned to such term in Section 2(l) of the Securities Act of 1933, as amended.

            "Shareholders' Equity" means, at any time, the shareholders' equity of the Parent and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Parent and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Parent or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

            "Sterling" means the lawful currency of the United Kingdom.

            "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Parent.

            "Swiss Company" means The Valspar (Switzerland) Holding Corporation A.G., a Swiss corporation, and its successors and permitted assigns.

            "Swiss Francs" means the lawful currency of Switzerland.

            "Syndicated Dollar Loans" means loans made in Dollars by all of the Banks at the same time pursuant to Section 2.01, which may be either Base Rate Loans or Euro-Dollar Loans.

            "Syndicated Dollar Notes" means promissory notes of each of the Borrowers, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrowers to repay the Syndicated Dollar Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

            "Syndicated Foreign Currency Loans" means loans made in a Foreign Currency by all of the Banks at the same time pursuant to Section 2.01.

            "Syndicated Foreign Currency Notes" means promissory notes of each of the Borrowers, substantially in the form of Exhibit B hereto, evidencing the obligation of the Borrowers to repay the Foreign Currency Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

            "Syndicated Loan" means a Syndicated Dollar Loan or a Syndicated Foreign Currency Loan and Syndicated Loans means Syndicated Dollar Loans or Syndicated Foreign Currency Loans, or any or all of them, as the context shall require.

            "Syndicated Notes" means the Syndicated Dollar Notes and the Syndicated Foreign Currency Notes and "Syndicated Note" means any one of such Syndicated Notes.

            "Taxes" has the meaning set forth in Section 2.12(d).

            "Termination Date" means August 26, 2000.

            "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Parent's or any Subsidiary's business and on a temporary basis.

            "Total Assets" of any Person means, at any time, the total assets of such Person, as set forth or reflected or as should be set forth or reflected on the most recent balance sheet of such Person, prepared in accordance with GAAP.

            "Total Unused Commitments" means at any date, an amount equal to:
(i) the
aggregate amount of the Commitments of all of the Banks at such time, less (ii) the aggregate outstanding principal amount of the Loans of all of the Banks at such time.

            "Transferee" has the meaning set forth in Section 9.07(d).

            "UK Company" means The Valspar (UK) Holding Corporation Ltd., a limited liability company organized under the laws of the United Kingdom, and its successors and permitted assigns.

            "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans.

            "Wachovia" means Wachovia Bank, N.A., a national banking association and its successors.

            "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Parent.

            "Y2K Plan" has the meaning set forth in Section 4.18.

            "Year 2000 Ready" as used herein means that the Parent's and its Subsidiaries' hardware and software systems with respect to the operation of its business and its general business plan will handle date information involving critical dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations accurately without material interruption to the Parent's or its Subsidiaries' operations before, during and/or after January 1, 2000.

            "Yen" means the lawful currency of Japan.

            SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Parent's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Parent and its Consolidated Subsidiaries delivered to the Banks, unless with respect to any such change concurred in by the Parent's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Parent shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

            SECTION 1.03. Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

            SECTION 1.04. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

            SECTION 1.05. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", and "Sections" are references to articles, exhibits, schedules and sections hereof.

                                   ARTICLE II

                                   THE CREDITS

            SECTION 2.01. Commitments to Make Syndicated Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to any Borrower from time to time before the Termination Date; provided that, immediately after each such Syndicated Loan is made, the sum of the aggregate outstanding principal amount of Syndicated Dollar Loans and the Dollar Equivalent of the aggregate outstanding principal amount of Syndicated Foreign Currency Loans by such Bank shall not exceed the amount of its Commitment, provided further that the sum of the aggregate principal amount of all Syndicated Dollar Loans and the Dollar Equivalent of the aggregate outstanding principal amount of all Syndicated Foreign Currency Loans, together with the aggregate principal amount of all Money Market Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time. The Dollar Equivalent of each Syndicated Foreign Currency Loan on the date each such Syndicated Foreign Currency Loan is disbursed shall be deemed to be the amount of the Syndicated Foreign Currency Loan outstanding for the purpose of calculating the unutilized portion of the Commitments on the date of disbursement. Each Euro-Dollar Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Euro-Dollar Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Each Syndicated Foreign Currency Borrowing under this Section shall be in an aggregate principal amount equal to the Dollar Equivalent of $5,000,000 (rounded to the nearest Dollar) or any larger multiple of the Dollar Equivalent of $1,000,000 (rounded to the nearest Dollar) in the relevant Foreign Currency (except that any such Syndicated Foreign Currency Borrowing may be in the Dollar Equivalent of the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Each Base Rate Borrowing under this Section shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $500,000 (except that any such Base Rate Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrowers may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

            SECTION 2.02. Method of Borrowing Syndicated Loans. (a) A Borrower shall give the Agent notice in the form attached hereto as Exhibit L (a "Notice of Borrowing") prior to 11:00 A.M. (Atlanta, Georgia time) at least 3 Foreign Currency Business Days before each Syndicated Foreign Currency Borrowing, prior to 12:00 noon (Atlanta, Georgia time) at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing and prior to 12:00 noon (Atlanta, Georgia time) on the Domestic Business Day of each Base Rate Borrowing, specifying:

                  (i) the name of the Borrower,

                  (ii) the date of such Syndicated Borrowing, which shall be a
            Domestic Business Day in the case of a Base Rate Borrowing, a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing and a Foreign Currency Business Day in the case of a Syndicated Foreign Currency Borrowing,

                  (iii) the aggregate amount of such Syndicated Borrowing,

                  (iv) whether the Syndicated Loans comprising such Syndicated
            Borrowing are to be Dollar Loans or Syndicated Foreign Currency Loans, and (A) if such Syndicated Loans are to be Dollar Loans, whether they are to be Base Rate Loans or Euro-Dollar Loans, and (B) if such Syndicated Loans are to be Syndicated Foreign Currency Loans, specifying the Foreign Currency, and

                  (v) in the case of a Fixed Rate Borrowing, the duration of the
            Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

            (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing shall not thereafter be revocable by the relevant Borrower.

            (c) Not later than 11:00 A.M. (Atlanta, Georgia time) on the date of each Syndicated Foreign Currency Borrowing and each Euro-Dollar Borrowing and not later than 2:00 P.M. (Atlanta, Georgia time) on the date of each Base Rate Borrowing, each Bank shall (except as provided in subsection (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in or specified pursuant to Section 9.01(or, with respect to Syndicated Foreign Currency Borrowings, to the Agent's designated foreign correspondent bank at the address specified by the Agent), which funds shall be in Dollars, if such Syndicated Borrowing is a Syndicated Dollar Borrowing, and in the applicable Foreign Currency, if such Syndicated Borrowing is a Syndicated Foreign Currency Borrowing. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the relevant Borrower at the Agent's aforesaid address not later than 4:30 P.M. (Atlanta, Georgia time) on the date of the relevant Syndicated Borrowing. Unless the Agent receives notice from a Bank, at the Agent's address referred to in Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the relevant Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the relevant Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or any Borrower (and for such purpose shall be entitled to charge such amount to any account of any Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by a Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that such Borrower may have against such Bank. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Syndicated Loan included in such Syndicated Borrowing for purposes of this Agreement.

            (d) If any Bank makes a new Syndicated Loan hereunder to a Borrower on a day on which such Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be; provided, however, if the Loan which is to be repaid is a Syndicated Foreign Currency Loan, the foregoing provisions of the paragraph shall apply only if the new Loan is to be made in the same Foreign Currency.

            (e) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived in writing.

            (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans, Euro-Dollar Loans or Syndicated Foreign Currency Loans, such Loans shall be made as Base Rate Loans. If a Borrower is otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and such Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Borrowing shall be Base Rate Loans, which shall be made in the Dollar Equivalent of such maturing Syndicated Loans, if such maturing Syndicated Loans were Syndicated Foreign Currency Loans.

            (g) Notwithstanding anything to the contrary contained herein, (i) there shall not be more than 10 different Interest Periods outstanding at the same time for Fixed Rate Loans (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous) and
(ii) the proceeds of any Base Rate Borrowing shall be applied first to repay the unpaid principal amount of all Base Rate Loans (if any) outstanding immediately before such Base Rate Borrowing.

            SECTION 2.03. Money Market Loans. (a) In addition to making Syndicated Borrowings, at any time the Applicable Margin for Euro-Dollar Loans is equal to or less than .65% per annum (determined in accordance with Section 2.06(a)), a Borrower may, as set forth in this Section, request the Banks to make offers to make Money Market Loans to such Borrower. The Banks may, but shall have no obligation to, make such offers and such Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section, provided that:

                  (i) there may be no more than 10 different Interest Periods for both Fixed Rate Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); and

                  (ii) the aggregate principal amount of all Money Market Loans, together with the sum of the aggregate principal amount of all Syndicated Dollar Loans and the Dollar Equivalent of the aggregate outstanding principal amount of all Syndicated Foreign Currency Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time.

            (b) When a Borrower wishes to request offers to make Money Market Loans, it shall give the Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit F hereto (a "Money Market Quote Request") so as to be received no later than 12:00 noon (Atlanta, Georgia time) on the second Domestic Business Day prior to the date of the

Money Market Borrowing proposed therein (or such other time and date as such Borrower and the Agent, with the consent of the Required Banks, may agree), specifying:

                  (i) the identity of the Borrower;

                  (ii) the proposed date of such Money Market Borrowing, which shall be a Domestic Business Day (the "Quotation Date");

                  (iii) the aggregate amount of such Money Market Borrowing, which shall be at least $5,000,000 (and in larger multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated; and

                  (iv) the duration of the Interest Period applicable thereto, which shall be 7 to 180 days.

            A Borrower may request offers to make Money Market Loans for up to three different Interest Periods in a single Money Market Quote Request; provided that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the immediately preceding sentence, the Borrowers shall not deliver a Money Market Quote Request more frequently than once every 5 Domestic Business Days.

            (c) (i) Each Bank may, but shall have no obligation to, submit a Money Market Quote containing an offer to make a Money Market Loan in response to any Money Market Quote Request; provided that, if the relevant Borrower's request under Section 2.03(b) specified more than one Interest Period, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Interest Period and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Agent not later than 10:00 A.M. (Atlanta, Georgia time) on the Quotation Date (or such other time and date as the relevant Borrower and the Agent, with the consent of the Required Banks, may agree); provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta, Georgia time) on the Quotation Date. Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the relevant Borrower.

                  (ii) Each Money Market Quote shall be in substantially the form of Exhibit G hereto and shall specify:

                        (A) the proposed date of the Money Market Borrowing and
                  the duration of the Interest Period therefor, which shall be 7 to 180 days;

                        (B) the maximum principal amount of the Money Market
                  Loan which the quoting Bank is willing to make for the applicable Interest Period, which principal amount (x) may be greater than or less than the

                  Commitment of the quoting Bank, (y) shall be at least $1,000,000 or a larger multiple of $1,000,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                        (C) the rate of interest per annum (rounded, if
                  necessary, to the nearest 1/100th of 1%) (the "Money Market Rate") offered for each such Money Market Loan; and

                        (D) the identity of the quoting Bank.

Unless otherwise agreed by the Agent and the relevant Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the maximum principal amount of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period).

            (d) The Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:30 A.M. (Atlanta, Georgia time) notify the relevant Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the relevant Borrower shall specify (A) the maximum aggregate principal amount of the Money Market Borrowing for which offers have been received and (B) the maximum principal amount and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

            (e) Not later than 11:00 A.M. (Atlanta, Georgia time) on the Quotation Date (or such other time and date as the relevant Borrower and the Agent, with the consent of the Required Banks, may agree), the relevant Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Agent shall promptly notify each Bank that has submitted a Money Market Quote. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The relevant Borrower may accept any Money Market Quote in whole or in part (provided that any Money Market Quote accepted in part from any Bank shall not be less than the amount set forth in the Money Market Quote of such Bank as the minimum principal amount of the Money Market Loan such Bank was willing to make for the applicable Interest Period); provided that:

                  (i) the aggregate principal amount of each Money Market
            Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                  (ii) the aggregate principal amount of each Money Market
            Borrowing shall be at least $5,000,000 (and in larger multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

                  (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

                  (iv) the relevant Borrower may not accept any offer where the
            Agent has advised such Borrower that such offer fails to comply with
            Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a)).

If offers are made by two or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the relevant Borrower among such Banks as nearly as possible (in multiples of $100,000) in proportion to the aggregate principal amount of such offers. Determinations by the relevant Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

            (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 12:00 noon (Atlanta, Georgia time) on the Quotation Date, make the amount of such Loan available to the Agent at its address referred to in Section 9.01 in immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the relevant Borrower on such date by depositing the same, in immediately available funds, in an account of such Borrower maintained with Wachovia.

            SECTION 2.04. Notes. (a) The Syndicated Dollar Loans of each Bank shall be evidenced by a single Syndicated Dollar Note and the Syndicated Foreign Currency Loans of each Bank shall be evidenced by a single Syndicated Foreign Currency Note, each payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

            (b) The Money Market Loans made by any Bank to any Borrower shall be evidenced by a single Money Market Note payable to the order of such Bank for the account of its Lending Office.

            (c) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, and the Borrower of, each Loan made by it, the date and amount of each payment of principal made by the Borrowers with respect thereto and whether, in the case of such Bank's

Syndicated Dollar Note, such Syndicated Dollar Loan is a Base Rate Loan or Euro-Dollar Loan, and, in the case of such Bank's Syndicated Foreign Currency Note, specification of the Foreign Currency, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrowers hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrowers so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required. In order to verify the Loans outstanding from time to time, the Agent shall furnish the Parent, upon request of the Parent, with a copy of its record of transactions under this Agreement.

            SECTION 2.05. Maturity of Loans. Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

            SECTION 2.06. Interest Rates. (a) "Applicable Margin" means:

            (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00%, (y) for any Euro-Dollar Loan, 0.65%, and (z) for any Syndicated Foreign Currency Loan, 0.65%; and

            (ii) from and after the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00%, and (y) for each Euro-Dollar Loan and Syndicated Foreign Currency Loan, the per annum percentage determined on each Performance Pricing Determination Date by reference to the table set forth below, based upon the ratio of Consolidated Debt to Consolidated EBITDA (calculated as of the last day of each Fiscal Quarter) or, but only if the Parent has Rated Debt outstanding, the Debt Rating:

------------------ --------------- ---------------- ------------------ -------------------
Ratio of           < 1.75 to 1.00   > 1.75 to 1.00    > 2.25 to 1.00     > 2.75 to 1.00
                                    -                 -                  -
Consolidated                        and <2.25 to      and <2.75 to
Debt to                             1.00              1.00
Consolidated
EBITDA
------------------ --------------- ---------------- ------------------ -------------------
Debt Rating         Level 1         Level 2           Level 3            Level 4
------------------ --------------- ---------------- ------------------ -------------------

Applicable          .35%            .55%              .65%               .875%
Margin
------------------ --------------- ---------------- ------------------ -------------------

provided, that if on any Performance Pricing Determination Date on which the Parent has Rated Debt outstanding (i) application of the Consolidated Debt to Consolidated EBITDA ratio test only would result in a lower Applicable Margin than application of the Debt Rating test only, the Applicable Margin shall be determined based upon the Level next lower than the Level determined based upon the Debt Rating test only, and (ii) if the Debt Rating received from any of (A) Duff & Phelps is "BB" or lower, (B) Fitch is "B" or lower, (C) Moody's is "Ba2" or lower, and (D) S&P is "BB" or lower, then the Applicable Margin shall be 1.05%.

            (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

            (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period; provided that if any Euro-Dollar Loan shall, as a result of clause (1)(c) of the definition of Interest Period, have an Interest Period of less than one month, such Euro-Dollar Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

            The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

            The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan the rate per annum determined on the basis of the rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rate appears on the display designated as Page "3750" of the Telerate Service (or such other page as may replace page 3750 of that service or such other service or services as may be nominated by the British Banker's Association for the purpose of displaying London Interbank Offered Rates for U.S. dollar deposits) determined as of 1:00 p.m. New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period.

            "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

            (d) Each Syndicated Foreign Currency Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted IBOR Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such

Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Syndicated Foreign Currency Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

            "Adjusted IBOR Rate" means, with respect to each Interest Period for a Syndicated Foreign Currency Loan, the sum (without duplication) of (i) the rate obtained by dividing (A) IBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserve requirements in respect of any category of liabilities by reference to which the interest rate on such Syndicated Foreign Currency Loan is determined (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D), plus (ii) if the relevant Syndicated Foreign Currency Loan is in Sterling, a percentage sufficient to compensate the Banks for the cost of complying with any reserves, liquidity and/or special deposit requirements of the Bank of England directly or indirectly affecting the maintenance or funding of such Syndicated Foreign Currency Loan.

            "IBOR" means, for any Interest Period, with respect to Syndicated Foreign Currency Loans, the offered rate for deposits in the applicable Foreign Currency, for a period comparable to the Interest Period and in an amount comparable to the amount of such Syndicated Foreign Currency Loan appearing on the applicable Telerate Page as of 11:00 A.M. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period. If the foregoing rate is unavailable from Telerate for any reason, then such rate shall be determined by the Agent from any other interest rate reporting service of recognized standing designated in writing by the Agent to the Parent and the Banks.

            (e) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Rate for such Loan quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for such Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

            (f) The Agent shall determine in accordance with this Agreement each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the relevant Borrower and the Banks by telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

            (g) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

            SECTION 2.07. Fees. (a) The Borrowers shall pay to the Agent for the ratable account of each Bank a facility fee (the "Facility Fee") on the maximum amount of the aggregate Commitments in effect for any relevant period, irrespective of usage, at a rate per annum equal to the Applicable Facility Fee Rate. "Applicable Facility Fee Rate" means (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, 0.225%; and (ii) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below, based upon the ratio of Consolidated Debt to Consolidated EBITDA (calculated as of the last day of each Fiscal Quarter) or, but only if the Parent has Rated Debt outstanding, the Debt Rating:

------------------ --------------- ---------------- ------------------ -------------------
Ratio of           < 1.75 to 1.00  > 1.75 to 1.00    > 2.25 to 1.00     > 2.75 to 1.00
                                   -                 -                  -
Consolidated                       and <2.25 to      and <2.75 to
Debt to                            1.00              1.00
Consolidated
EBITDA
------------------ --------------- ---------------- ------------------ -------------------
Debt Rating         Level 1         Level 2           Level 3            Level 4
------------------ --------------- ---------------- ------------------ -------------------

Applicable          .15%            .20%              .225%              .25%
Facility Fee
Rate
------------------ --------------- ---------------- ------------------ -------------------

provided, that if on any Performance Pricing Determination Date on which the Parent has Rated Debt outstanding (i) application of the Consolidated Debt to Consolidated EBITDA ratio test only would result in a lower Applicable Facility Fee Rate than application of the Debt Rating test only, the Applicable Facility Fee Rate shall be determined based upon the Level next lower than the Level determined based upon the Debt Rating test only, and (ii) if the Debt Rating received from any of (A) Duff & Phelps is "BB" or lower, (B) Fitch is "B" or lower, (C) Moody's is "Ba2" or lower, and (D) S&P is "BB" or lower, then the Applicable Facility Fee Rate shall be .325%. The Facility Fee shall accrue at all times from and including the Closing Date to but excluding the Termination Date and shall be payable, in arrears, on each Facility Fee Payment Date and on the Termination Date.

            (b) In determining the Applicable Margin and the Applicable Facility Fee Rate, the Agent and the Banks shall refer to the most recent financial statements of the Parent and its Consolidated Subsidiaries delivered to the Banks pursuant to Section 5.01(a) (together with the Compliance Certificate delivered in connection therewith, the "Audited Statements") and Section 5.01(b) (together with the Compliance Certificate delivered in connection therewith, the "Unaudited Statements") and, if the Parent has Rated Debt outstanding, the Debt Ratings in effect from time to time. For purposes hereof, "Performance Pricing Determination Date" shall mean (i) each date that occurs 45 days after the end of each of the first 3 Fiscal Quarters, and 90 days after the end of the last Fiscal Quarter, or, if applicable, (ii) each date on which the Debt

Rating changes. Each change in interest and fees as a result of a change in Debt Rating or as a result of a change in the ratio of Consolidated Debt to Consolidated EBITDA as reflected in the Audited Statements or the Unaudited Statements shall be effective only for Syndicated Loans (including Refunding Loans) which are made on or after the relevant Performance Pricing Determination Date. All determinations hereunder shall be made by the Agent unless the Required Banks shall object to any such determination. The Parent shall promptly notify the Agent of any change in the Debt Rating.

            (c) The Parent shall pay to the Agent, on the Closing Date, for the account of each Bank, the up front fees in such amounts as have previously been agreed by the Parent, the Agent and the Banks.

            (d) The Borrowers shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

            SECTION 2.08. Optional Termination or Reduction of Commitments. The Parent may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately permanently reduce from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000, the Commitments; provided, however, no such termination or reduction shall be in an amount greater than the Total Unused Commitments on the date of such termination or reduction. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be payable on the effective date of such termination.

            SECTION 2.09. Mandatory Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

            SECTION 2.10. Optional Prepayments. (a) A Borrower may, upon at least 1 Domestic Business Day's notice to the Agent, prepay any Base Rate Borrowing made by such Borrower in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000, or any larger multiple of $500,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

            (b) Except as provided in Section 8.02, no Borrower may prepay all or any portion of the principal amount of any Fixed Rate Loan or any Money Market Loan prior to the last day of an Interest Period applicable thereto.

            (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by any Borrower.

            SECTION 2.11. Mandatory Prepayments. (a) On each date on which the Commitments are reduced or terminated pursuant to Section 2.08 or Section 2.09, the Borrowers shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amounts due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. Each such payment or prepayment shall be applied to repay or prepay ratably the Loans of the several Banks; provided that such prepayment shall be applied, first, to Syndicated Loans outstanding on the date of such prepayment (in direct order of maturity) and then, to the extent necessary, to Money Market Loans outstanding on the date of such prepayment (in direct order of maturity).

            (b) If the Agent determines at any time (either on its own initiative or at the instance of any Bank) that the aggregate principal amount of the Syndicated Foreign Currency Loans outstanding (after converting each such Syndicated Foreign Currency Loan to its Dollar Equivalent on the date of calculation) at any time exceeds the aggregate Commitments less the outstanding aggregate amount of all Syndicated Dollar Loans and all Money Market Loans, then upon 5 Foreign Currency Business Days' written notice from the Agent, the Parent shall prepay an aggregate principal amount of Loans sufficient to bring the aggregate of the Dollar Equivalent of the Syndicated Foreign Currency Loans, the Syndicated Dollar Loans and the Money Market Loans outstanding to an amount not exceeding the aggregate Commitments. Nothing in the foregoing shall require the Agent to make any such calculation unless expressly requested to do so by the Required Banks. All such prepayments shall be applied in the following order:
(i) first to Base Rate Loan; (ii) then to Euro-Dollar Loans; and (iii) then, to Syndicated Foreign Currency Loans, and (iv) lastly, to Money Market Loans.

            SECTION 2.12. General Provisions as to Payments. (a) The Borrowers shall make each payment of principal of, and interest on, the Loans and of facility fees hereunder, not later than 1:00 P.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds (subject to paragraph (c) of this Section with respect to Syndicated Foreign Currency Loans) immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

            (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or the Money Market Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans or Foreign Currency Loans shall be due on a day which is not a Euro-Dollar Business Day or a Foreign Currency Business Day, as the case may be, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

            (c) All payments of principal and interest with respect to Syndicated Foreign Currency Loans shall be made in the Foreign Currency in which the related Syndicated Foreign Currency Loan was made.

            (d) All payments of principal, interest and fees and all other amounts to be made by the Borrowers pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that any Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, such Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding, deduction or other payment (including any withholding, deduction or other payment in respect of additional sums payable under this Section 2.12(d)) shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect of any Loan or fee relating thereto, such Borrower shall furnish any Bank, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If any Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, such Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of such Borrower's failure to provide evidence of tax payments or tax exemption.

            Each Bank which is not organized under the laws of the United States of America or a state thereof agrees, as soon as practicable after request by it of a request by a Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided, that, if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, such Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

            Without prejudice to the survival of any other agreement of any Borrower hereunder, the agreements and obligations of the Borrowers contained in this Section 2.12 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

            SECTION 2.13. Computation of Interest and Fees. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans, Syndicated Foreign Currency Loans and Money Market Loans shall be computed on the basis of a year of 360 days (except for any Syndicated Foreign Currency Loans outstanding in Sterling or Canadian Dollars, which shall be computed on the basis of 365 or 366 days, as the case may be) and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                   ARTICLE III

                            CONDITIONS TO BORROWINGS

            SECTION 3.01. Conditions to Closing. The Closing Date shall not occur until the Agent has received each of the following (as to the documents described in paragraphs (a), (c), (d), (e), (f) and (i) below in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Agent):

            (a) from each of the parties hereto of a duly executed counterpart of this Agreement signed by such party;

            (b) a duly executed (i) Syndicated Dollar Note, (ii) Syndicated Foreign Currency Note and (iii) Money Market Note for the account of each Bank;

            (c) from the Guarantors, a duly executed Guaranty;

            (d) from the Borrowers and the Guarantors, a duly executed Indemnity, Subrogation and Contribution Agreement;

            (e) an opinion letter (together with any opinions of local counsel relied on therein) of Lindquist & Vennum, PLLP, special counsel for the Borrowers and the Guarantors, substantially in the form of Exhibit D, dated as of the Closing Date, and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request;

            (f) an opinion of Womble Carlyle Sandridge & Rice, PLLC, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit E and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

            (g) a certificate (the "Closing Certificate") substantially in the form of Exhibit H, dated as of the Closing Date, signed by a principal financial officer of the Parent, to the effect that (i) no Default has occurred and is continuing on the Closing Date, (ii) the representations and warranties of the Parent contained in Article IV are true on and as of the Closing Date and (iii) since October 30, 1998, there has been no event, act, condition or occurrence having a Material Adverse Affect;

            (h) all documents which the Agent or any Bank may reasonably request relating to the existence of the Borrowers and the Guarantors, the corporate authority for and the validity of this Agreement, the Notes, the Guaranty, the Indemnity, Subrogation and Contribution Agreement and the other Loan Documents and any other matters relevant hereto or thereto, all in form and substance reasonably satisfactory to the Agent, including, without limitation, an Officer's Certificate of the Borrowers and the Guarantors substantially in the form of Exhibit I, signed by the Secretary or an Assistant Secretary of the Borrowers and the Guarantors, certifying as to the names, true signatures and incumbency of the officer or officers, respectively, of the Borrowers and the Guarantors, as applicable, authorized to execute and deliver the Loan Documents or the Guaranty and the Indemnity, Subrogation and Contribution Agreement, as applicable, and certified copies of the following items, for the Borrowers and the Guarantors:

                  (i)   Certificate/Articles of Incorporation;

                  (ii)  Bylaws;

                  (iii) a Certificate of the Secretary of State of the state of incorporation as to the good standing of each corporation in such state; and

                  (iv) the action taken by the Board of Directors authorizing the execution, delivery and performance of this Agreement, the Note and the other Loan Documents, or the Guaranty and the Indemnity, Subrogation and Contribution Agreement, as applicable.

            (i) copies of the Purchase Agreement and any material documents relating to the Pending Acquisition;

            (j) evidence satisfactory to the Agent and the Banks that all conditions to the closing of the Pending Acquisition required to have been met have been met or waived (with the

Agent's and the Banks' consent, which consent shall not be unreasonably withheld), and that the Purchase Agreement is in full force and effect, and that the consummation of the Pending Acquisition will occur immediately upon the funding of the Loans under this Agreement; and

            (k) evidence satisfactory to the Agent that the Existing Note shall have been terminated and the Debt evidenced thereby repaid in full, or shall be terminated and repaid simultaneously with the initial funding of the Loans hereunder, in full.

            SECTION 3.02. Conditions to All Borrowings. The obligation of each Bank to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

            (a) either (i) receipt by the Agent of Notice of Borrowing as required by Section 2.02 (if such Borrowing is a Syndicated Borrowing), or (ii) compliance with the provisions of Section 2.03 (if such Borrowing is a Money Market Borrowing);

            (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

            (c) except in the case of Borrowings consisting solely of Refunding Loans, the fact that the representations and warranties of the Parent contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

            (d) the fact that, immediately after such Borrowing (i) the aggregate outstanding principal amount of the Syndicated Loans of each Bank will not exceed the amount of its Commitment and (ii) the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments of all of the Banks as of such date.

Each Borrowing hereunder, other than a Borrowing which consists solely of Refunding Loans, shall be deemed to be a representation and warranty by the relevant Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in clauses (b), (c) and (d) of this Section, except to the extent they relate to a particular date only.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            The Parent represents and warrants that:

            SECTION 4.01. Corporate Existence and Power. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, the failure to be so qualified could have or cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

            SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrowers of this Agreement, the Notes and the other Loan Documents, and the execution by the Guarantors of the Guaranty and the Indemnity, Subrogation and Contribution Agreement (i) are within the Borrowers' and the Guarantors' respective corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Parent or any Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Parent or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries.

            SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrowers enforceable in accordance with its terms, and the Notes and the other Loan Documents, and the Guaranty and Indemnity, Subrogation and Contribution Agreement, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrowers and the Guarantors, respectively, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

            SECTION 4.04. Financial Information. (a) The balance sheet of the Parent and the Consolidated Subsidiaries as of October 30, 1998 and the related statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young, copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Parent as of such date and their results of operations and cash flows for such period stated.

            (b) Since October 30, 1998, there has been no event, act, condition or occurrence having a Material Adverse Effect.

            SECTION 4.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Parent threatened, against or affecting the Parent or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of or could impair the ability of any Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents or of any Guarantor to perform its obligations under the Guaranty or the Indemnity, Subrogation and Contribution Agreement.

            SECTION 4.06. Compliance with ERISA. (a) The Parent and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of

ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

            (b) Neither the Parent nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability is expected to be incurred.

            SECTION 4.07. Compliance with Laws; Payment of Taxes. The Parent and its Subsidiaries are in compliance in all material respects with all applicable laws, regulations and similar requirements of governmental authorities, except for the matters disclosed in Schedule 4.14 or where such compliance is being contested in good faith through appropriate proceedings, except where the failure to comply would not have or cause a Material Adverse Effect. There have been filed on behalf of the Parent and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Parent or any Subsidiary have been paid or are being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Parent and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Parent, adequate. United States income tax returns of the Parent and its Subsidiaries have been examined and closed through the Fiscal Year ended October 28, 1994.

            SECTION 4.08. Subsidiaries. Each of the Parent's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to qualify or have any such license, authorization, consent or approval would not have or cause a Material Adverse Effect. The Parent has no Subsidiaries except for those Subsidiaries listed on
Schedule 4.08, or as described in a Compliance Certificate furnished pursuant to
Section 5.01(c), in each case which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

            SECTION 4.09. Investment Company Act. Neither the Parent nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            SECTION 4.10. Public Utility Holding Company Act. Neither the Parent nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

            SECTION 4.11. Ownership of Property; Liens. Each of the Parent and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.08.

            SECTION 4.12. No Default. Neither the Parent nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

            SECTION 4.13. Full Disclosure. All information heretofore furnished by the Parent or any Subsidiary to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Parent or any Subsidiary to the Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

            SECTION 4.14. Environmental Matters. (a) Except for the matters disclosed in Schedule 4.14, neither the Parent nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Parent nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. To the best knowledge of the Parent, except for the matters disclosed in Schedule 4.14, none of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

            (b) Except for the matters disclosed in Schedule 4.14, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Parent, at or from any adjacent site or facility, except for Hazardous Materials used or otherwise handled, to the best knowledge of the Parent, in the ordinary course of business in compliance with all applicable Environmental Requirements, except where the failure to comply would not have or cause a Material Adverse Effect.

            (c) Except for the matters disclosed in Schedule 4.14, the Parent, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and, to the best knowledge of the Parent, is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Parent's, and each of its Subsidiary's and Affiliate's, respective businesses, except where the failure to comply would not have or cause a Material Adverse Effect.

            SECTION 4.15. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Parent and its Subsidiaries presently issued and outstanding are validly and properly issued. All outstanding securities (whether debt or equity) of the Parent and its Subsidiaries were registered under the federal and any applicable state securities laws or were issued in transactions which were exempt from registration under such laws; provided, that as to any Subsidiary acquired but not created by the Parent, the foregoing is made to the best of the

Parent's knowledge. The issued shares of Capital Stock of the Parent's Wholly Owned Subsidiaries are owned by the Parent free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Parent's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Parent, and all such shares owned by the Parent are free and clear of any Lien or adverse claim.

            SECTION 4.16. Margin Stock. Neither the Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

            SECTION 4.17. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, no Borrower will be "insolvent," within the meaning of such term as defined in ss. 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

            SECTION 4.18. Compliance with Year 2000 Plan. The Parent has developed and has delivered to the Agent a comprehensive plan (the "Y2K Plan") for ensuring that the Parent's and its existing Subsidiaries' (excluding, on any date this representation is made or deemed made on or prior to March 31, 1999, those Persons becoming Subsidiaries of the Parent as a result of the Pending Acquisition) software and hardware systems which materially affect the business operations of the Parent and its Subsidiaries will be Year 2000 Ready. The Y2K Plan includes alternative plans to ensure business continuity in the event the Parent and its Subsidiaries are not Year 2000 Ready.

                                    ARTICLE V

                                    COVENANTS

            The Parent agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

            SECTION 5.01. Information. The Parent will deliver to each of the
Banks:

            (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Parent and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Ernst & Young or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Banks;

            (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Parent and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer, the treasurer or the chief accounting officer of the Parent;

            (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit J (a "Compliance Certificate"), of the chief financial officer, the treasurer or the chief accounting officer of the Parent (i) setting forth in reasonable detail the calculations required to establish whether the Parent was in compliance with the requirements of Sections 5.03, 5.04, 5.08 and 5.11(d) on the date of such financial statements, (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Parent is taking or proposes to take with respect thereto, (iii) containing the certification required by Section 5.01(b), and (iv) listing any new Subsidiaries not listed on Schedule 4.08 or in any prior Compliance Certificate;

            (d) simultaneously with the delivery of each set of annual financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default under any of Sections 5.03, 5.04 and 5.11(d) existed on the date of such financial statements;

            (e) within 5 Domestic Business Days after the chief executive officer, chief operating officer, chief financial officer, chief accounting officer or treasurer of the Parent becomes aware of the occurrence of any Default, a certificate of the chief financial officer, treasurer or the chief accounting officer of the Parent setting forth the details thereof and the action which the Parent is taking or proposes to take with respect thereto;

            (f) promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed;

            (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Parent shall have filed with the Securities and Exchange Commission;

            (h) if and when the Parent or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

            (i) promptly after the Parent knows of the commencement thereof, notice of any litigation or other legal proceeding involving a claim against the Parent and/or any Subsidiary for $10,000,000 or more in excess of amounts covered in full by applicable insurance;

            (j) simultaneously with the delivery of each set of annual and quarterly financial statements referred to in clauses (a) and (b) above, a statement of the chief executive officer, treasurer, chief financial officer, or chief technology officer of the Parent (i) to the effect that nothing has come to his/her attention to cause him/her to believe that the Parent's and its Subsidiaries' hardware and software systems will not be Year 2000 Ready in accordance with the Y2K Plan, or (ii) describing any facts or circumstances that prevent the statement described in clause (i) of this paragraph from being made;

            (k) within 10 Business Days after the chief executive officer, chief operating officer, chief financial officer, chief technology officer or treasurer of the Parent becomes aware of any material deviations from the Y2K Plan which would cause completion of the Y2K Plan to be delayed or not achieved in any significant respect, a statement of the chief executive officer, treasurer, chief financial officer, or chief technology officer of the Parent setting forth the details thereof and the action which the Parent is taking or proposes to take with respect thereto; and

            (l) from time to time such additional information regarding the financial position or business of the Parent and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

            SECTION 5.02. Inspection of Property, Books and Records. The Parent will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of an Event of Default and at the Parent's expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Parent agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

            SECTION 5.03. Ratio of Consolidated Debt to Consolidated EBITDA. The ratio of Consolidated Debt to Consolidated EBITDA for the period of 4 consecutive Fiscal Quarters most recently ended will not at any time exceed 3.50 to 1.00.

            SECTION 5.04. Minimum Shareholders' Equity. Shareholders' Equity will at no time be less than $257,234,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Parent and its Consolidated Subsidiaries during any period after July 31, 1998 (taken as one accounting period), calculated quarterly but excluding from such calculations of Reported Net Income for purposes of this clause (i) any quarter in which the Consolidated Net Income of the Parent and its Consolidated Subsidiaries is negative, and (ii) 100% of the cumulative Net Proceeds of Capital Stock/Conversion of Debt received during any period after the Closing Date, calculated quarterly.

            SECTION 5.05. Restricted Payments. The Parent will not declare or make any Restricted Payment during any Fiscal Year, except for stock repurchases and dividends approved by the Board of Directors of the Parent.

            SECTION 5.06. Loans or Advances. Neither the Parent nor any of its Subsidiaries shall make loans or advances to any Person except: (i) loans or advances to employees not exceeding Ten Million Dollars ($10,000,000) in the aggregate outstanding made in the ordinary course of business; (ii) deposits required by government agencies or public utilities; (iii) loans or advances to any Borrower or Guarantor; (iv) Prepaid Rebates; (v) loans or advances to Subsidiaries made to consummate the Pending Acquisition; and (vi) loans, advances or deposits other than those permitted by clauses (i) through (v) of this Section not exceeding 10% of Consolidated Total Assets in the aggregate outstanding, provided that after giving effect to the making of any loans, advances or deposits permitted by clause (i), (ii), (iii), (iv), (v) or (vi) of this Section, no Default shall have occurred and be continuing.

            SECTION 5.07. Acquisitions. Neither the Parent nor any of its Subsidiaries shall make any Acquisitions, provided, that Permitted Acquisitions may be made if, after giving effect thereto, no Default or Event of Default would be caused thereby (giving effect thereto on a pro forma basis as to financial covenants).

            SECTION 5.08. Negative Pledge. Neither the Parent nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

            (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $10,000,000;

            (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

            (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

            (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Parent or a Consolidated Subsidiary and not created in contemplation of such event;

            (e) any Lien existing on any asset prior to the acquisition thereof by the Parent or a Consolidated Subsidiary and not created in contemplation of such acquisition;

            (f) Liens securing Debt owing by any Subsidiary to any Borrower or Guarantor;

            (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

            (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

            (i) any Lien on Margin Stock; and

            (j) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding which, together with the amount of Debt secured by Liens permitted by the foregoing paragraphs (a) through (i), does not exceed 10% of Consolidated Total Assets.

            SECTION 5.09. Maintenance of Existence. The Parent shall, and shall cause each Guarantor and each other Borrower to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained, except through corporate reorganization to the extent permitted by Section 5.11.

            SECTION 5.10. Dissolution. Neither the Parent, any Guarantor, nor any other Borrower shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except (i) through corporate reorganization to the extent permitted by Section 5.11 or (ii) Restricted Payments permitted by Section 5.05.

            SECTION 5.11. Consolidations, Mergers and Sales of Assets. The Parent will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Parent may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Parent is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Parent may merge with one another, or with and into the Parent, where the Parent is the corporation surviving such merger, (c) Borrowers which are Domestic Subsidiaries and Guarantors may transfer assets among themselves, and (d) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not apply to loans or advances permitted by
Section 5.06 or prohibit, during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters contributed more than 20% of Consolidated Operating Profits during the 4 consecutive Fiscal Quarters immediately preceding such Fiscal Quarter.

            SECTION 5.12. Use of Proceeds. No portion of the proceeds of the Loans will be used by the Parent or any Subsidiary (i) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (ii) for any purpose in violation of any applicable law or regulation.

            SECTION 5.13. Compliance with Laws; Payment of Taxes. (a) The Parent will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Parent will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Parent or any Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Agent, the Parent shall have set up reserves in accordance with GAAP.

            (b) The Parent shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Parent and members of the Controlled Group to exceed $10,000,000 at any time. For purposes of this Section 5.13(b), the amount of withdrawal liability of the Parent and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which the Parent and members of the Controlled Group have paid or as to which the Parent reasonably believes, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability.

            SECTION 5.14. Insurance. The Parent will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Parent or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

            SECTION 5.15. Change in Fiscal Year. The Parent will not change its Fiscal Year without the consent of the Required Banks.

            SECTION 5.16. Maintenance of Property. The Parent shall, and shall cause each Subsidiary to, maintain all of its material properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

            SECTION 5.17. Environmental Notices. The Parent shall furnish to the Banks and the Agent prompt written notice of all material Environmental Liabilities, Environmental Notices and Environmental Judgments and Orders and pending, threatened or anticipated Environmental Proceedings relating to the Parent, any of its Subsidiaries or the Properties.

            SECTION 5.18. Environmental Matters. The Parent and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed or otherwise handled, to the best knowledge of the Parent, in compliance with all applicable Environmental Requirements, except where the failure to comply could not reasonably be expected to have or cause a Material Adverse Effect.

            SECTION 5.19. Environmental Release. The Parent agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action with respect to, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

            SECTION 5.20. Transactions with Affiliates. Neither the Parent nor any of its Subsidiaries shall enter into, or be a party to, any material transaction with any Affiliate of the Parent or such Subsidiary (which Affiliate is not a Borrower or a Guarantor), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms no less favorable to the Parent or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

            SECTION 5.21. Limitation on Subsidiary Debt. The Parent shall not permit the outstanding principal amount of Debt of its Subsidiaries (other than (i) Debt owed to any Borrower or Guarantor and (ii) Debt owed under this Agreement or any Loan Document) at any time to exceed, in the aggregate, an amount equal to or greater than 10% of Consolidated Total Assets.

            SECTION 5.22. Material Subsidiaries. (a) The Parent shall cause any Person which becomes a Domestic Material Subsidiary on or after the Closing Date to become a party to, and agree to be bound by the terms of, the Guaranty and the Indemnity, Subrogation and Contribution Agreement pursuant to an instrument in form and substance satisfactory to the Agent executed and delivered to the Agent within 20 Domestic Business Days after the day on which such Person becomes a Domestic Material Subsidiary. The Parent shall also cause the items specified in Sections 3.01(e) and (h) to be delivered to the Agent concurrently with the instrument referred to above, modified appropriately to refer to such instrument and such Domestic Material Subsidiary.

            (b) Once any Subsidiary becomes a Domestic Material Subsidiary and therefore becomes a party to the Guaranty and the Indemnity, Subrogation and Contribution Agreement in accordance with Section 5.22(a), such Subsidiary thereafter shall remain a party to the Guaranty and the Indemnity, Subrogation and Contribution Agreement without regard to the amount of its Total Assets on any day or Operating Profits for any period.

            SECTION 5.23. Y2K Plan. The Parent will exercise its best efforts to meet the milestones contained in the Y2K Plan and be Year 2000 Ready on or about June 30, 1999 (but in any event before August 31, 1999).

                                   ARTICLE VI

                                    DEFAULTS

            SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

            (a) any Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

            (b) the Parent shall fail to observe or perform any covenant contained in Section 5.01(e), 5.02(ii), 5.03, 5.04, 5.08, 5.09, 5.10 or 5.11; or

            (c) any Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above) or any other Loan Document for thirty days after the earlier of (i) the first day on which the Parent has knowledge of such failure or (ii) written notice thereof has been given to the

Parent by the Agent at the request of any Bank; or

            (d) any representation, warranty, certification or statement made or deemed made by the Parent in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

            (e) the Parent or any Subsidiary shall fail to make any payment in respect of Debt outstanding in an aggregate principal amount in excess of $10,000,000 (other than the Notes) when due or within any applicable grace period; or

            (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Parent or any Subsidiary in an aggregate principal amount in excess of $10,000,000 or the mandatory prepayment or purchase of such Debt by the Parent (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

            (g) the Parent or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

            (h) an involuntary case or other proceeding shall be commenced against the Parent or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Parent or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

            (i) the Parent or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Parent, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

            (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Parent or any Subsidiary and the Parent or such Subsidiary shall not discharge the same in accordance with its terms or procure a stay of execution thereof within 30 days from the date of entry thereof, and within such period of 30 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

            (k) a federal tax lien shall be filed against the Parent or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Parent or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

            (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of the voting stock of the Parent; or (ii) as of any date a majority of the Board of Directors of the Parent consists of individuals who were not either (A) directors of the Parent as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Parent of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Parent of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

            (m) if any provision of the Guaranty shall for any reason cease to be valid and binding on any Guarantor, or any Guarantor (or any Person acting on behalf of any Guarantor) shall deny or disaffirm its obligations under the Guaranty;

then, and in every such event, the Agent shall (i) if requested by the Required Banks, by notice to the Parent terminate the Commitments and they shall thereupon terminate, and (ii) if requested by the Required Banks, by notice to the Parent declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together with all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to any Borrower, without any notice to any Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon automatically terminate and the

Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

            SECTION 6.02. Notice of Default. The Agent shall give notice to the Parent of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                   ARTICLE VII

                                    THE AGENT

            SECTION 7.01. Appointment, Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Borrower or Guarantor to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Agent and the Banks, and no Borrower or Guarantor shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Borrower or Guarantor. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

            SECTION 7.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

            SECTION 7.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on the Loans or non-payment of the facility fee) unless the Agent has received notice from a Bank or a Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each non-payment of principal of or interest on the Loans or of the facility fee, whether or not it has received any notice of the occurrence of such non-payment. The Agent shall (subject to Section 9.05) take such action with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

            SECTION 7.04. Rights of Agent and its Affiliates as a Bank. With respect to any Loan made by Wachovia or an Affiliate of Wachovia, such Affiliate and Wachovia in their capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not an Affiliate of Wachovia (or in Wachovia's case, acting as the Agent), and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include such Affiliate of Wachovia or Wachovia in its individual capacity. Such Affiliate and Wachovia may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with any Borrower or Guarantor (and any Affiliate of any Borrower or Guarantor) as if they were not an Affiliate of the Agent or the Agent, respectively; and such Affiliate and Wachovia may accept fees and other consideration from any Borrower or Guarantor (in addition to any agency fees and arrangement fees heretofore agreed to between the Parent and Wachovia) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

            SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by a Borrower or Guarantor, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

            SECTION 7.06. CONSEQUENTIAL DAMAGES. THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, ANY BORROWER, ANY GUARANTOR OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            SECTION 7.07. Payee of Note Treated as Owner The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.07(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

            SECTION 7.08. Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and the Guarantors and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrowers of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrowers or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrowers or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

            SECTION 7.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

            SECTION 7.10. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Parent and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                                  ARTICLE VIII

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

            SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

            (a) the Agent determines that deposits in Dollars or the relevant Foreign Currency (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

            (b) the Required Banks advise the Agent that the London Interbank Offered Rate or IBOR, as the case may be, as reasonably determined by the Agent, will not adequately and fairly reflect the cost to such Banks of funding the relevant type of Fixed Rate Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Parent and the Banks, whereupon until the Agent notifies the Parent that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Fixed Rate Loans specified in such notice shall be suspended. Unless the relevant Borrower notifies the Agent at least 2 Domestic Business

Days before the date of any Borrowing of such type of Fixed Rate Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

            SECTION 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans or Syndicated Foreign Currency Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Parent, whereupon until such Bank notifies the Parent and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or Syndicated Foreign Currency Loans, as the case may be, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Syndicated Foreign Currency Loans, as the case may be, to maturity and shall so specify in such notice, the relevant Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan or Syndicated Foreign Currency Loan, as the case may be, of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a). Concurrently with prepaying each such Euro-Dollar Loan or Syndicated Foreign Currency Loan, as the case may be, the relevant Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or Syndicated Foreign Currency Loans, as the case may be, of the other Banks), and such Bank shall make such a Base Rate Loan.

            SECTION 8.03. Increased Cost and Reduced Return. (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any
Authority:

                  (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve,
            special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any Syndicated Foreign Currency Loan any such requirement included in an applicable Adjusted IBOR Rate and (B) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                  (iii) shall impose on any Bank (or its Lending Office) or on the London or other relevant interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

            (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

            (c) Each Bank will promptly notify the Parent and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

            (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee and shall constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

            SECTION 8.04. Base Rate Loans or Other Fixed Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans or Syndicated Foreign Currency Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Parent shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Parent that the circumstances giving rise to such suspension or demand for compensation no longer apply:

            (a) all Loans which would otherwise be made by such Bank as Syndicated Foreign Currency Loans or Euro-Dollar Loans, as the case may be, shall be made instead either (A) as Base Rate Loans, (B) if such suspension or demand for compensation relates to Euro-Dollar Loans, but not Syndicated Foreign Currency Loans, as Syndicated Foreign Currency Loans, or (C) if such demand for compensation relates to Syndicated Foreign Currency Loans, but not Euro-Dollar Loans, as Euro-Dollar Loans, as the Parent may elect in the notice to such Bank through the Agent referred to hereinabove (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

            (b) after each of its Syndicated Foreign Currency Loans or Euro-Dollar Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

In the event that the Parent shall elect that the provisions of this Section shall apply to any Bank, the Borrowers shall remain liable for, and shall pay to such Bank as provided herein, all amounts due such Bank under Section 8.03 in respect of the period preceding the date of conversion of such Bank's Loans resulting from the Parent's election.

            SECTION 8.05. Compensation. Upon the request of any Bank, delivered to the Parent and the Agent, the Borrowers shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

            (a) any payment or prepayment (pursuant to Section 2.10, Section 2.11, Section 6.01, Section 8.02 or otherwise) of a Fixed Rate Loan or a Money Market Loan on a date other than the last day of an Interest Period for such Fixed Rate Loan or Money Market Loan, as the case may be;

            (b) any failure by a Borrower to prepay a Fixed Rate Loan or a Money Market Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder;

            (c) any failure by a Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02;

            (d) any failure by a Borrower to borrow a Money Market Loan (with respect to which such Borrower has accepted a Money Market Quote) on the date for the Money Market Borrowing of which such Money Market Loan is a part specified in the applicable Money Market Quote Request delivered pursuant to
Section 2.03; or

            (e) any failure by a Borrower to pay a Syndicated Foreign Currency Loan in the applicable Foreign Currency;

such compensation to include, without limitation, as applicable: (A) an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on (i) deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Fixed Rate Loan is a Euro-Dollar Loan), or (ii) any deposit in a Foreign Currency of comparable amounts having terms comparable to such period placed with it by lending banks in the applicable interbank market for such Foreign Currency (if such Fixed Rate Loan is a Syndicated Foreign Currency Loan) or (B) any such loss, cost or expense incurred by such Bank in liquidating or closing out any foreign currency contract undertaken by such Bank in funding or maintaining such Fixed Rate Loan (if such Fixed Rate Loan is a Syndicated Foreign Currency Loan).

            SECTION 8.06. Failure to Pay in Foreign Currency. If any Borrower is unable for any reason to effect payment in a Foreign Currency as required by this Agreement or if any Borrower shall default in a Foreign Currency, each Bank may, through the Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which any Borrower shall make such payment in Dollars, such Borrower agrees to hold the Banks harmless from any loss incurred by the Banks arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

            SECTION 8.07. Judgment Currency. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Foreign Currency into any other currency, the rate of exchange used shall be the Agent's spot rate of exchange for the purchase of the Foreign Currency with such other currency at the close of business on the Foreign Currency Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the relevant Borrower in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise be discharged only to the extent that on the Foreign Currency Business Day following receipt by the Agent of any payment in a currency other than the relevant Foreign Currency the Agent is able (in accordance with normal banking procedures) to purchase the relevant Foreign Currency with such other currency. If the amount of the relevant Foreign Currency that the Agent is able to purchase with such other currency is less than the amount due in the relevant Foreign Currency, notwithstanding any judgment or order, such Borrower shall indemnify the Banks for the shortfall.

                                   ARTICLE IX

                                  MISCELLANEOUS

            SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed,
(ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, and (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

            SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION 9.03. Expenses; Documentary Taxes; Indemnification. (a) The Borrowers shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent (subject to the limitation specified in the Agent's Letter Agreement), in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Agent or any Bank, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

            (b) The Borrowers shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

            (c) The Borrowers shall indemnify the Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by any Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by any Borrower of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrowers shall reimburse the Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

            SECTION 9.04. Setoffs; Sharing of Set-Off. (a) Each Borrower hereby grants to each Bank, as security for the full and punctual payment and performance of the obligations of such Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from such Bank to such Borrower or subject to withdrawal by such Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, each Bank may at any time upon or after the occurrence of any Event of Default, and without notice to any Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

            (b) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Syndicated Notes held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Syndicated Notes held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Syndicated Notes held by the other Banks owing to such other Banks, and/or such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Syndicated Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that
(i) nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness (including, without limitation, Money Market Loans) of any Borrower other than its indebtedness under the Syndicated Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing

Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Syndicated Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

            SECTION 9.05. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or reduce the rate of interest on any Loan or reduce any fees hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal or reduce the rate or amount of interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, or (vii) release any guaranty given to support payment of the Loans.

            (b) The Borrowers will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrowers and shall be afforded an opportunity of considering the same and shall be supplied by the Borrowers with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrowers to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrowers will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

            SECTION 9.06. Margin Stock Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

            SECTION 9.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrowers may not assign or otherwise transfer any of their respective rights under this Agreement.

            (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrowers and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal or reduction of the rate or amount of any interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, (iv) any reduction of the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) facility fee is payable hereunder from the rate at which the Participant is entitled to receive interest or facility fee (as the case may be) in respect of such participation, or (v) the release of any guaranty given to support payment of the Loans. Each Bank selling a participating interest in any Loan having a term in excess of 1 year, Note, Commitment or other interest under this Agreement shall, within 10 Domestic Business Days of such sale, provide the Parent and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time.

            (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit K, executed by such Assignee, such transferor Bank and the Agent (and, in the case of: (i) an Assignee that is not then a Bank or an Affiliate of a Bank; and
(ii) an assignment not made during the existence of a Default or an Event of Default, by the Parent); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) the amount of the Commitment of the assigning Bank being assigned pursuant to such assignment (determined as of the effective date of the assignment) shall be equal to or greater than $10,000,000, (iii) no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank without the consent of the Parent, which consent shall not be unreasonably withheld, provided that the Parent's consent shall not be necessary with respect to any assignment made during the existence of a Default or an Event of Default; (iv) a Bank may not have more than 2 Assignees that are not then Banks, and (v) no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank, without the consent of the Agent, which consent shall not be unreasonably withheld, provided, that although the Agent's consent may not be necessary with respect to an Assignee that is then a Bank or an Affiliate of a Bank, no such assignment shall be effective until the conditions set forth in the following sentence are satisfied. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Parent,
(B) delivery of an executed copy of the Assignment and Acceptance to the Parent and the Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment by the assigning Bank of a processing and recordation fee of $3,500 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement (including, without limitation, the rights of a Bank under Section 2.03) to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrowers, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to each of such Assignee and such transferor Bank.

            (d) Subject to the provisions of Section 9.08, the Borrowers authorize each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in such Bank's possession concerning the Borrowers which has been delivered to such Bank by the Borrowers pursuant to this Agreement or which has been delivered to such Bank by the Borrowers in connection with such Bank's credit evaluation prior to entering into this Agreement.

            (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Parent's prior written consent or by reason of the provisions of Section 8.02 or
8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

            (f) Anything in this Section 9.07 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the relevant Borrowers to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy such Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

            SECTION 9.08. Confidentiality. Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Parent to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank or an Affiliate of such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency or pursuant to subpoena or other court process, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder,
(vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.08.

            SECTION 9.09. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 9.07, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

            SECTION 9.10. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

            SECTION 9.11. Survival of Certain Obligations. Sections 8.03(a), 8.03(b), 8.05 and 9.03, and the obligations of the Borrowers thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans.

            SECTION 9.12. Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

            SECTION 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

            SECTION 9.14. Interest. In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to any Bank by any Borrower or inadvertently received by any Bank, then such excess sum shall be credited as a payment of principal, unless such Borrower shall notify such Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that no Borrower shall pay nor any Bank receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by such Borrower under applicable law.

            SECTION 9.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

            SECTION 9.16. Consent to Jurisdiction. The Borrowers (a) submit to personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (b) waive any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (c) agree that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrowers. Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against any Borrower personally, and against any assets of any Borrower, within any other state or jurisdiction.

            SECTION 9.17. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 9.18. European Economic and Monetary Union (a) In this
Section 9.18 and in each other provision of this Agreement to which reference is made in this Section 9.18 expressly or impliedly, the following terms have the meanings given to them in this Section 9.18.

            "commencement of the third stage of EMU" means the date of commencement of the third stage of EMU (January 1, 1999) or the date on which circumstances arise which (in the opinion of the Agent) have substantially the same effect and result in substantially the same consequences as commencement of the third stage of EMU as contemplated by the Treaty on European Union.

            "EMU" means economic and monetary union as contemplated in the Treaty on European Union.

            "EMU legislation" means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.

            "euro" means the single currency of participating member states of the European Union.

            "euro unit" means the currency unit of the euro.

            "national currency unit" means the unit of currency (other than a euro unit) of a participating member state.

            "participating member state" means each state so described in any EMU legislation.

            "Treaty on European Union" means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time.

            (b) The provisions of paragraphs (c) to (i) below (inclusive) shall be effective at and from the commencement of the third stage of EMU, provided, that if and to the extent that any such provision relates to any state (or the currency of such state) that is not a participating member state on the commencement of the third stage of EMU, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a participating member state.

            (c) Each obligation under this Agreement of a party to this Agreement which has been denominated in the national currency unit of a participating member state shall be redenominated into the euro unit in accordance with EMU legislation, provided, that if and to the extent that any EMU legislation provides that following the commencement of the third stage of EMU an amount denominated either in the euro or in the national currency unit of a participating member state and payable within that participating member state by crediting an account of the creditor can be paid by the debtor either in the euro unit or in the national currency unit, each party to this Agreement shall be entitled to pay or repay any such amount either in the euro unit or in such national currency unit.

            (d) Any Syndicated Foreign Currency Loan in the currency of a participating member state shall be made in the euro unit.

            (e) Sections 2.02(c) and 2.12(a) shall be construed so that, in relation to the payment of any amount of euro units or national currency units, such amount shall be made available to the Agent in immediately available, freely transferable, cleared funds to such account with such bank in London, England (or such other principal financial center in such participating member state as the Agent may from time to time nominate for this purpose) as the Agent shall from time to time nominate for this purpose.

            (f) Any amount payable by the Agent to the Banks under this Agreement in the currency of a participating member state shall be paid in the euro unit.

            (g) With respect to the payment of any amount denominated in the euro or in a national currency unit, the Agent shall not be liable to the Borrowers or any of the Banks in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Agent if the Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in a national currency unit) to the account with the bank in the principal financial center in the participating member state which the relevant Borrower or, as the case may be, any Bank shall have specified for such purpose. In this paragraph (g), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Agent may from time to time determine for the purpose of clearing or settling payments of the euro.

            (h) If the basis of accrual of interest or fees expressed in this Agreement with respect to the currency of any state that becomes a participating state shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a participating member state; provided, that if any Syndicated Foreign Currency Loan in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Syndicated Foreign Currency Loan, at the end of the then current Interest Period.

            (i) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of the Borrowers to the Banks and the Banks to the Borrowers under or pursuant to this Agreement:

                  (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency unit to be paid to or by the Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof)in the euro unit as the Agent may from time to time specify; and

                  (ii) except as expressly provided in this Section 9.18, each provision of this Agreement shall be subject to such reasonable changes of construction as the Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the euro in participating member states.

            SECTION 9.19. Concerning Joint and Several Liability of the Borrowers (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Banks under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

            (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the obligations of all Borrowers under this Agreement or any other Loan Document, it being the intention of the parties hereto that all such obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction between them.

            (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the obligations of any Borrower under this Agreement or any other Loan Document as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such obligations.

            (d) The obligations of each Borrower under the provisions of this
Section 9.19 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other Loan Document or any other circumstances whatsoever.

            (e) Except as otherwise expressly provided herein or required by applicable law, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any other Borrower's request for any Loan under this Agreement, notice of any Loan made under this Agreement, notice of occurrence of any Default or Event of Default, of any demand for any payment under this Agreement or any other Loan Document, notice of any action at any time taken or omitted by any Bank or the Agent under or in respect of any of the obligations of the Borrowers under this Agreement or any other Loan Document, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement or any other Loan Document. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the obligations of the Borrowers, under this Agreement or any other Loan Document, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by any Bank at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement or any other Loan Document, any and all other indulgences whatsoever by any Bank in respect of any of the obligations of the Borrowers under this Agreement or any other Loan Document, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the obligations of the Borrowers under this Agreement or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Bank, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy which might, but for the provisions of this Section 9.19, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 9.19, it being the intention of each Borrower that, so long as any of the obligations of the Borrowers under this Agreement remain unsatisfied, the obligations of such Borrower under this Section 9.19 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this Section 9.19 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or any Bank. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Bank.

            (f) The provisions of this Section 9.19 are made for the benefit of the Banks and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of any Bank first to marshal any of its claims or to exercise any of its rights against any other Borrower or to exhaust any remedies available to it against any other Borrower or to resort to any other source or means of obtaining payment of any of the obligations of the Borrowers under this Agreement or the other Loan Documents or to elect any other remedy. The provisions of this Section 9.19 shall remain in effect until all the obligations of the Borrowers under this Agreement or the other Loan Documents shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the obligations of the Borrowers under this Agreement or the other Loan Documents is rescinded or must otherwise be restored or returned by any Bank upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 9.19 will forthwith be reinstated in effect, as though such payment had not been made.

            (g) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, to the extent the joint obligations of any Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the federal Bankruptcy Code).

            (h) The Borrowers hereby agree, as among themselves, that if any Borrower shall become an Excess Funding Borrower (as defined below), the other Borrowers shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to each such Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of the other Borrowers to any Excess Funding Borrower under this Section 9.19(h) shall be subordinate and subject in right of payment to the proper payment in full of the obligations of such Borrowers under the other provisions of this Agreement and the other Loan Documents, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all such obligations. For purposes hereof, (i) "Excess Funding Borrower" shall mean, in respect of any obligations of the Borrowers arising under the other provisions of this Agreement (hereafter, the "Joint Obligations"), any Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations; (ii) "Excess Payment" shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its pro Rata Share of such Joint Obligations; and (iii) "Pro Rata Share", for the purposes of this Section 9.19(h), shall mean, for any Borrower, the ratio (expressed as a percentage) of
(A) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (B) the amount by which the aggregate present fair saleable value of all assets and other properties of such Borrower and the other Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower and the other Borrowers hereunder) of such Borrower and the other Borrowers, all as of the Closing Date.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                            THE VALSPAR CORPORATION


                            By: ___________________________(SEAL)
                            Title:

                            The Valspar Corporation
                            1101 South Third Street
                            Minneapolis, Minnesota 55415
                            Attention:  Paul C. Reyelts
                                        Vice President-Finance
                            Telecopy number:  612-375-7750
                            Telephone number: 612-375-7702

                            ENGINEERED POLYMER SOLUTIONS, INC.


                            By: ___________________________(SEAL)
                            Title:

                            c/o The Valspar Corporation
                            1101 South Third Street
                            Minneapolis, Minnesota 55415
                            Attention:  Paul C. Reyelts
                                        Vice President-Finance
                            Telecopy number:  612-375-7750
                            Telephone number: 612-375-7702

                            THE VALSPAR (UK) HOLDING CORPORATION LTD.


                            By: ___________________________(SEAL)
                            Title:

                            c/o The Valspar Corporation
                            1101 South Third Street
                            Minneapolis, Minnesota 55415
                            Attention:  Paul C. Reyelts
                                        Vice President-Finance
                            Telecopy number:  612-375-7750

                            Telephone number:  612-375-7702

                            THE VALSPAR (SWITZERLAND) HOLDING
                            CORPORATION A.G.


                            By: ___________________________(SEAL)
                            Title:

                            c/o The Valspar Corporation
                            1101 South Third Street
                            Minneapolis, Minnesota 55415
                            Attention:  Paul C. Reyelts
                                        Vice President-Finance
                            Telecopy number:  612-375-7750
                            Telephone number: 612-375-7702


                            FORTON B.V.


                            By: ___________________________(SEAL)
                            Title:

                            c/o The Valspar Corporation
                            1101 South Third Street
                            Minneapolis, Minnesota 55415
                            Attention:  Paul C. Reyelts
                                        Vice President-Finance
                            Telecopy number:  612-375-7750
                            Telephone number: 612-375-7702


                            DYFLEX B.V.


                            By: ___________________________(SEAL)
                            Title:

                            c/o The Valspar Corporation
                            1101 South Third Street
                            Minneapolis, Minnesota 55415
                            Attention:  Paul C. Reyelts
                                        Vice President-Finance
                            Telecopy number:  612-375-7750
                            Telephone number: 612-375-7702


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


                            WACHOVIA BANK, N.A., as Administrative Agent and Documentation Agent


                            By: ___________________________ (SEAL)
                            Title:

                            Notice Address
                            --------------
                            Wachovia Bank, N.A.
                            191 Peachtree Street, N.E.
                            Atlanta, Georgia  30303-1757
                            Attention: Manager, Syndicate Loan Services
                            Telecopy number:  404-332-5144
                            Telephone number: 404-332-4008


                            CHASE SECURITIES INC., as Syndication Agent


                            By: ___________________________ (SEAL)
                            Title:

                            Notice Address
                            --------------
                            Chase Securities Inc.
                            Ten South LaSalle Street
                            Chicago, Illinois 60603-1097
                            Attention: Jonathan E. Twichell
                            Telecopy number:  312-807-4550
                            Telephone number: 312-807-4038

                            WACHOVIA BANK, N. A.


                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Wachovia Bank, N. A.
                            191 Peachtree Street, N.E.
                            Atlanta, Georgia 30303-1757
                            Attention: Walter R. Gillikin
                            Telecopy number:  404-332-6898
                            Telephone number: 404-332-5747

                            THE CHASE MANHATTAN BANK



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            The Chase Manhattan Bank
                            Ten South LaSalle Street
                            Chicago, Illinois 60603-1097
                            Attention: Jonathan E. Twichell
                            Telecopy number:  312-807-4550
                            Telephone number: 312-807-4038

                            SOCIETE GENERALE


                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Societe Generale
                            181 West Madison St., Suite 3400
                            Chicago, Illinois 60602
                            Attention: Seth F. Asofsky
                            Telecopy number:  312-578-5099
                            Telephone number: 312-578-5055

                            U. S. BANK NATIONAL ASSOCIATION



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            U. S. Bank National Association
                            First Bank Place
                            601 Second Avenue South
                            Minneapolis, Minnesota 55402-4302
                            Attention: Tom Cherry
                            Telecopy number:  612-973-0825
                            Telephone number: 612-973-0555

                          BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION


                          By:___________________________ (SEAL)
                          Title:

                          Lending Office
                          --------------
                          Bank of America National Trust and Savings Association 231 South LaSalle Street, 14th Floor
                          Chicago, Illinois 60697
                          Attention: Barbara Salemme
                          Telecopy number:  312-974-9626
                          Telephone number: 312-828-3850

                          with a copy of notices to:

                          Bank of America National Trust and Savings Association 335 Madison Ave., 5th Floor
                          New York, New York 10017
                          Attention: David Noda
                          Telecopy number:  212-503-7878
                          Telephone number: 212-503-7948

                            NORWEST BANK MINNESOTA,
                            NATIONAL ASSOCIATION


                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Norwest Bank Minnesota, N. A.
                            Norwest Center
                            Sixth and Marquette
                            Minneapolis, Minnesota 55479-0085
                            Attention: Ann C. Pifer
                            Telecopy number:  612-667-2276
                            Telephone number: 612-667-2893

                            THE FIRST NATIONAL BANK OF CHICAGO



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            The First National Bank of Chicago
                            One First National Plaza, Suite 0173
                            Chicago, Illinois 60670
                            Attention: J. Garland Smith
                            Telecopy number:  312-732-1117
                            Telephone number: 312-732-2735

                            BANK OF MONTREAL



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Bank of Montreal
                            111 West Monroe Street, FL 10 East
                            Chicago, Illinois 60603
                            Attention: Dennis Aron
                            Telecopy number:  312-765-8251
                            Telephone number: 312-461-3285

                            PNC BANK, NATIONAL ASSOCIATION



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            PNC Bank, National Association
                            1 South Wacker Drive, Suite 2980
                            Chicago, Illinois 60606
                            Attention: Greg Gaschler
                            Telecopy number:  312-338-5620
                            Telephone number: 312-338-5672

                            THE BANK OF NEW YORK



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            The Bank of New York
                            One Wall Street, 19th Floor
                            New York, New York 10286
                            Attention: Richard Rafetto
                            Telecopy number:  212-635-1208
                            Telephone number: 212-635-8044

                            SUNTRUST BANK, CENTRAL FLORIDA, N. A.



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            SunTrust Bank, Central Florida, N. A.
                            200 South Orange Avenue
                            Orlando, Florida 32802
                            Attention: Joe Kaborek
                            Telecopy number:  407-237-6894
                            Telephone number: 407-237-4284

                            BANQUE NATIONALE DE PARIS,
                            CHICAGO BRANCH



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Banque Nationale de Paris, Chicago Branch
                            209 South LaSalle Street
                            Chicago, Illinois 60604
                            Attention: Jo Ellen Bender
                            Telecopy number:  312-977-1380
                            Telephone number: 312-977-2225

                            KEYBANK NATIONAL ASSOCIATION



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            KeyBank National Association
                            127 Public Square - MC: OH-01-27-0606
                            Cleveland, Ohio 44114-1306
                            Attention: Frank Jancar
                            Telecopy number:  216-689-4981
                            Telephone number: 216-689-4442

                            BANCA NAZIONALE DEL LAVORO S.p.A.,
                            NEW YORK BRANCH



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Banca Nazionale del Lavoro S.p.A., New York Branch 55 West Monroe Street, Suite 3490
                            Chicago, Illinois 60603
                            Attention: Stefano Carsetti
                            Telecopy number:  312-444-9410
                            Telephone number: 312-444-9250

                            FIRSTAR BANK OF MINNESOTA, N. A.



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Firstar Bank of Minnesota, N. A.
                            101 East Fifth Street
                            St. Paul, Minnesota 55101
                            Attention: Karen Paris
                            Telecopy number:  651-298-6351
                            Telephone number: 651-225-3842

                            ABN AMRO BANK N.V.



                            By:___________________________ (SEAL)
                            Title:



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------

                            ABN AMRO Bank N. V.
                            208 S. LaSalle Street, Suite 1500
                            Chicago, Illinois 60604
                            Attention: Loan Administration
                            Telecopy number:  312-992-5155
                            Telephone number: 312-992-5150

                            with a copy of notices to:

                            ABN AMRO Bank N. V.
                            4100 U. S. Bank Place
                            601 Second Avenue South
                            Minneapolis, Minnesota 55402
                            Attention: Peter Eaton, Vice President
                            Telecopy number:  612-338-8687
                            Telephone number: 612-337-9865

                            WESTDEUTSCHE LANDESBANK GIROZENTRALE



                            By:___________________________ (SEAL)
                            Title:


                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Westdeutsche Landesbank Girozentrale
                            1211 Avenue of the Americas
                            New York, New York 10036
                            Attention: Phillip Green
                            Telecopy number:  212-302-7946
                            Telephone number: 212-852-6113

                            with a copy of notices to:

                            Westdeutsche Landesbank Girozentrale
                            233 South Wacker Drive, Suite 5210
                            Chicago, Illinois 60606
                            Attention: John Hall
                            Telecopy number:  312-930-9281
                            Telephone number: 312-930-9200

                            DG BANK
                            DEUTSCHE GENOSSENSCHAFTSBANK AG



                            By:___________________________ (SEAL)
                            Title:


                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Deutsche Genossenschaftsbank A. G., New York Branch 609 Fifth Avenue
                            New York, New York 10017
                            Attention: Mark Connelly
                            Telecopy number:  212-745-1550
                            Telephone number: 212-745-1560

                            CLYDESDALE BANK PLC



                            By:___________________________ (SEAL)
                            Title:

                            Lending Office
                            --------------
                            Clydesdale Bank PLC
                            c/o National Australia Bank Limited
                            200 Park Avenue, 34th Floor
                            New York, New York 10166
                            Attention: Loan Services
                            Telecopy number:  212-916-9636
                            Telephone number: 212-916-9500

                            with a copy of notices to:

                            Clydesdale Bank
                            10 Fleet Place
                            London EC4M 7RB
                            United Kingdom
                            Attention:  Hillary King
                            Telecopy number:  00 44 171 395 5619
                            Telephone number: 00 44 171 395 5608











-----------------

TOTAL COMMITMENTS:
$450,000,000

                                  Schedule 1.01

                              Material Subsidiaries


Engineered Polymer Solutions, Inc.

Valspar Finance Corp.

Valspar Coatings Finance Corp.

                                  Schedule 4.08
                              Existing Subsidiaries

(List sets forth each such Subsidiary's complete name and jurisdiction of incorporation)

Valspar Refinish, Inc.                                      Mississippi
Engineered Polymer Solutions, Inc.                          Delaware
The Valspar (Singapore) Corporation Pte. Ltd.               Singapore
Valspar, Inc.                                               Canada
The Valspar (UK) Holding Corporation Limited                United Kingdom
Valspar Finance Corporation                                 Minnesota
The Valspar (H.K.) Corporation Limited                      Hong Kong
Valspar Export, Inc.                                        USVI
Plasti-Kote Co., Inc.                                       Ohio
Valspar (Australia) Holdings Pty. Limited                   Australia
Valspar (Australia) Acquisition Pty. Limited                Australia
The Valspar (Australia) Corporation Pty. Limited            Australia
Forton B.V.                                                 Netherlands
Valspar Coatings Finance Corp.                              Minnesota
The Valspar (UK) Corporation, Limited                       United Kingdom
The Valspar (France) Corporation, S.A.                      France
The Valspar (Norway) Corporation A.S.                       Norway
The Valspar (Germany) Corporation GmbH                      Germany
The Valspar (Spain) Corporation, Srl                        Spain
Valspar U.K. Finco Limited Partnership                      United Kingdom
Valspar (Switzerland) Holding Corp. A.G.                    Switzerland
The Valspar (Italy) Corp. Srl                               Italy
Valspar Marlux, S.A. de C.V.                                Mexico
Valspar Renner Revestimentos para Embalagens Limitada       Brazil
Valspar Renner (Uruguay) S.A.                               Uruguay
Sworny A.S.                                                 Denmark
Plasti-Kote, Ltd.                                           United Kingdom
Valspar Hai Hong company Limited                            Hong Kong
Valspar Hai Hong Coatings (Shenzhen) Company Limited        PRC
Dyflex B.V.                                                 Netherlands


Dexter Subsidiaries:

Dexter GmbH                                                 Austria
Dexter do Brasil Ltda                                       Brazil
Dexter International (Thailand), Ltd.                       Thailand
Dexter Mexicana S.A. de C.V.                                Mexico
Dexter Packaging Products, S.A.                             Spain

Dexter SAS                                                  France
Kolack A.G.                                                 Switzerland
Vernicolor A.G.                                             Switzerland
Dexter Midland Co. Ltd.                                     Japan
Dexter South Africa (Pty) Limited                           South Africa

                                  Schedule 4.14
                              Environmental Matters


Borrower is a potentially responsible party under CERCLA or state law at several superfund sites, some of which matters have now been closed and of the open matters, none of them has caused or is reasonably expected to cause a Material Adverse Effect.

Remedial activities are underway at Borrower's Chicago, IL; Azusa, CA; Kankakee, IL; East Moline, IL; Los Angeles, CA; Baltimore, MD and Tampa, FL plants. Remedial activities are anticipated at Borrower's Toronto, Canada plant. Borrower's Tampa, FL and Baltimore, MD plants are listed on the state superfund list.

Environmental Authorization is being applied for in anticipation of expansion at Borrower's Picayune, MS plant.

While Borrower's policy is to comply with Environment Requirements as soon as practical, there have been and may be occasions where compliance is delayed by such factors as scheduling requirements of disposal companies, weather or uncertainty as to specific compliance requirements. From time to time, Borrower contests in good faith the specific procedures or requirements for compliance with Environmental Requirements.

                                                                       EXHIBIT A

                             SYNDICATED DOLLAR NOTE

$____________                                                  Atlanta, Georgia
                                                               February 26, 1999

         For value received, THE VALSPAR CORPORATION, ENGINEERED POLYMER SOLUTIONS, INC., THE VALSPAR (UK) HOLDING CORPORATION LTD., THE VALSPAR (SWITZERLAND) HOLDING CORPORATION A.G., FORTON B.V. and DYFLEX B.V. (collectively, the "Borrowers"), promise to pay to the order of ________________ (the "Bank"), for the account of its Lending Office, the principal sum of ________________ ______________________________ and No/100 Dollars ($_________),
or such lesser amount as shall equal the unpaid principal amount of each Syndicated Dollar Loan made by the Bank pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers promise to pay interest on the unpaid principal amount of this Syndicated Dollar Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Syndicated Dollar Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

         This Syndicated Dollar Note is one of the Syndicated Dollar Notes referred to in the Amended and Restated Credit Agreement dated as of February 26, 1999, among the Borrowers, the Banks listed on the signature pages thereof, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

         The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         The Borrowers agree, in the event that this Syndicated Dollar Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

         Pursuant to Section 9.19 of the Credit Agreement, each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the obligations of all Borrowers under this Syndicated Dollar Note, it being the intention of the Borrowers that all such obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction between them. The joint and several liability of the Borrowers hereunder shall be subject to and governed by the provisions set forth in Section 9.19 of the Credit Agreement which are incorporated herein by this reference.




                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the Borrowers have caused this Syndicated Dollar Note to be duly executed under seal, by their respective duly authorized officers as of the day and year first above written.

                                       THE VALSPAR CORPORATION


                                       By: ___________________________(SEAL)
                                       Title:


                                       ENGINEERED POLYMER SOLUTIONS, INC.


                                       By: ___________________________(SEAL)
                                       Title:


                                       THE VALSPAR (UK) HOLDING CORPORATION LTD.


                                       By: ___________________________(SEAL)
                                       Title:


                                       THE VALSPAR (SWITZERLAND) HOLDING
                                       CORPORATION A.G.


                                       By: ___________________________(SEAL)
                                       Title:


                                       FORTON B.V.


                                       By: ___________________________(SEAL)
                                       Title:


                                       DYFLEX B.V.


                                       By: ___________________________(SEAL)
                                       Title:

                SYNDICATED DOLLAR LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------

         Type                   Amount     Amount of
          of        Interest      of       Principal    Maturity     Notation
Date     Loan(1)      Rate       Loan       Repaid        Date        Made By
----     ----       --------    ------     ---------    ---------    --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



----------------------------
     (1)  I.e., a Base Rate or Euro-Dollar Loan.

                                                                       EXHIBIT B

                        SYNDICATED FOREIGN CURRENCY NOTE

                                                               Atlanta, Georgia
                                                               February 26, 1999

         For value received, THE VALSPAR CORPORATION, ENGINEERED POLYMER SOLUTIONS, INC., THE VALSPAR (UK) HOLDING CORPORATION LTD., THE VALSPAR (SWITZERLAND) HOLDING CORPORATION A.G., FORTON B.V. and DYFLEX B.V. (collectively, the "Borrowers"), promise to pay to the order of ________________ (the "Bank"), for the account of its Lending Office, the outstanding principal amount of each Syndicated Foreign Currency Loan made by the Bank pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers promise to pay interest on the unpaid principal amount of this Syndicated Foreign Currency Note on the dates and at the rate or rates provided for Syndicated Foreign Currency Loans in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the applicable Foreign Currency in immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Syndicated Foreign Currency Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided, that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

         This Syndicated Foreign Currency Note is one of the Syndicated Foreign Currency Notes referred to in the Amended and Restated Credit Agreement dated as of February 26, 1999, among the Borrowers, the Banks listed on the signature pages thereof, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent (as the same may be amended and modified from time to time, the Credit Agreement). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         The Borrowers agree, in the event that this Syndicated Foreign Currency Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

         Pursuant to Section 9.19 of the Credit Agreement, each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the obligations of all Borrowers under this Syndicated Foreign Currency Note, it being the intention of the Borrowers that all such obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction between them. The joint and several liability of the Borrowers hereunder shall be subject to and governed by the provisions set forth in Section 9.19 of the Credit Agreement which are incorporated herein by this reference.




                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the Borrowers have caused this Syndicated Foreign Currency Note to be duly executed under seal, by their respective duly authorized officers as of the day and year first above written.

                                       THE VALSPAR CORPORATION


                                       By: ___________________________(SEAL)
                                       Title:


                                       ENGINEERED POLYMER SOLUTIONS, INC.


                                       By: ___________________________(SEAL)
                                       Title:


                                       THE VALSPAR (UK) HOLDING CORPORATION LTD.


                                       By: ___________________________(SEAL)
                                       Title:


                                       THE VALSPAR (SWITZERLAND) HOLDING
                                       CORPORATION A.G.


                                       By: ___________________________(SEAL)
                                       Title:


                                       FORTON B.V.


                                       By: ___________________________(SEAL)
                                       Title:


                                       DYFLEX B.V.


                                       By: ___________________________(SEAL)
                                       Title:

           SYNDICATED FOREIGN CURRENCY LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------

        Type of                   Amount of      Amount of
        Foreign    Interest       Loan and       Principal   Maturity   Notation
Date    Currency     Rate     Foreign Currency    Repaid       Date     Made By
----    --------   --------   ----------------   ---------   --------   --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT C

                                MONEY MARKET NOTE

$450,000,000                                                   Atlanta, Georgia
                                                               February 26, 1999

         For value received, THE VALSPAR CORPORATION, ENGINEERED POLYMER SOLUTIONS, INC., THE VALSPAR (UK) HOLDING CORPORATION LTD., THE VALSPAR (SWITZERLAND) HOLDING CORPORATION A.G., FORTON B.V. and DYFLEX B.V. (collectively, the "Borrowers"), promise to pay to the order of ________________ (the "Bank"), for the account of its Lending Office, the principal sum of Four Hundred Fifty Million and No/100 Dollars ($450,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers promise to pay interest on the unpaid principal amount of this Money Market Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

         This Money Market Note is one of the Money Market Notes referred to in the Amended and Restated Credit Agreement dated as of February 26, 1999, among the Borrowers, the Banks listed on the signature pages thereof, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

         The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         The Borrowers agree, in the event that this Money Market Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

         Pursuant to Section 9.19 of the Credit Agreement, each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the obligations of all Borrowers under this Money Market Note, it being the intention of the Borrowers that all such obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction between them. The joint and several liability of the Borrowers hereunder shall be subject to and governed by the provisions set forth in Section 9.19 of the Credit Agreement which are incorporated herein by this reference.




                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the Borrowers have caused this Money Market Note to be duly executed under seal, by their respective duly authorized officers as of the day and year first above written.

                                       THE VALSPAR CORPORATION


                                       By: ___________________________(SEAL)
                                       Title:


                                       ENGINEERED POLYMER SOLUTIONS, INC.


                                       By: ___________________________(SEAL)
                                       Title:


                                       THE VALSPAR (UK) HOLDING CORPORATION LTD.


                                       By: ___________________________(SEAL)
                                       Title:


                                       THE VALSPAR (SWITZERLAND) HOLDING
                                       CORPORATION A.G.


                                       By: ___________________________(SEAL)
                                       Title:


                                       FORTON B.V.


                                       By: ___________________________(SEAL)
                                       Title:


                                       DYFLEX B.V.


                                       By: ___________________________(SEAL)
                                       Title:

                  MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------

                          Amount       Amount of
           Interest         of         Principal       Maturity      Notation
Date         Rate          Loan         Repaid           Date        Made By
----       --------       ------       ---------       --------      --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT D

                                   OPINIONS OF
                  COUNSEL FOR THE BORROWERS AND THE GUARANTORS



                     [See Item 8 of the Closing Transcript]

                                                                       EXHIBIT E


                                   OPINION OF
                      WOMBLE CARLYLE SANDRIDGE & RICE, PLLC
                          SPECIAL COUNSEL FOR THE AGENT



           [Date as provided in Section 3.01 of the Credit Agreement]

To the Banks and the Administrative Agent
  Referred to Below
c/o Wachovia Bank, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757

Dear Sirs:

         We have participated in the preparation of the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of February 26, 1999, among The Valspar Corporation, a Delaware corporation, and the other Borrowers referred to therein (the "Borrowers"), the Banks listed on the signature pages thereof (the "Banks"), Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrowers, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrowers and each Note constitutes valid and binding obligations of the Borrowers, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

         In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                       Very truly yours,

                                       WOMBLE CARLYLE SANDRIDGE & RICE
                                       A PROFESSIONAL LIMITED LIABILITY COMPANY


                                       By:
                                          ------------------------------
                                          James E. Lilly, Member

                                                                       EXHIBIT F

                           MONEY MARKET QUOTE REQUEST

                                     [Date]

To:      Wachovia Bank, N.A.,
         as Administrative Agent

From:    [Insert Name of Borrower]

Re:      Money Market Quote Request

         Pursuant to Section 2.03 of the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of February 26, 1999, among The Valspar Corporation, the other Borrowers referred to therein, the Banks listed on the signature pages thereof, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent, we hereby give notice that we request Money Market Quotes for the following proposed Money Market Borrowing(s)

Date of Borrowing:

Principal Amount(2)                          Interest Period(3)
----------------                             ---------------








         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                       [Insert Name of Borrower]

                                       By:
                                          ------------------------------
                                            Title:




--------------------------
     (2)  Amount must be $5,000,000 or a larger multiple of $1,000,000.

     (3)  A period of 7 to 180 days.

                                                                       EXHIBIT G

                               MONEY MARKET QUOTE

Wachovia Bank, N.A.,
  as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757

Attention:

     Re: Money Market Quote to [Insert Name of Borrower] (the "Borrower")

         This Money Market Quote is given in accordance with Section 2.03(c)(ii) of the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of February 26, 1999, among The Valspar Corporation, the other Borrowers referred to therein, the Banks listed on the signature pages thereof (the "Banks") Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent. Terms defined in the Credit Agreement are used herein as defined therein.

         In response to the Borrower's invitation dated ____________ __, 19__, we hereby make the following Money Market Quote on the following terms:

         1. Quoting Bank:

         2. Person to contact at Quoting Bank:

         3. Date of Borrowing: (1*)

         4. We hereby offer to make Money Market Loan(s) in the following minimum and maximum principal amounts, for the following Interest Periods and at the following rates:

 Minimum             Maximum
Principal           Principal           Interest
 Amount(2)           Amount(2)           Period(3)       Interest Rate
---------           ---------           --------         -------------






--------------------------

     *  All numbered footnotes appear on the last page of this Exhibit.

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the third sentence of Section 2.03(e) of the Credit Agreement).

                                   Very truly yours,

                                   [Name of Bank]


Dated:                             By:
                                      -----------------------------
-------------------------                 Authorized Officer










-------------------------

         (1) As specified in the related Money Market Quote Request.

         (2) The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $1,000,000 or a larger multiple of $1,000,000.

         (3) A period of 7 to 180 days.

                                                                       EXHIBIT H

                               CLOSING CERTIFICATE
                                       OF
                             THE VALSPAR CORPORATION

         Reference is made to the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of February 26, 1999, among The Valspar Corporation (the "Parent"), the other Borrowers referred to therein, Chase Securities Inc., as Syndication Agent, Wachovia Bank, N.A., as Administrative Agent and Documentation Agent and as a Bank, and certain other Banks listed on the signature pages thereof. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 3.01(g) of the Credit Agreement, _________________, the duly authorized ____________________ of the Parent, hereby certifies to the Agent and the Banks that: (i) no Default has occurred and is continuing on the date hereof; and (ii) the representations and warranties of the Parent contained in Article IV of the Credit Agreement are true on and as of the date hereof.

         Certified as of the 26th day of February, 1999.


                                       THE VALSPAR CORPORATION



                                       --------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT I

                          [NAME OF BORROWER/GUARANTOR]

                              Officer's Certificate

         This certificate is delivered in connection with that certain Amended and Restated Credit Agreement, dated as of February 26, 1999 (the "Credit Agreement"), among ___________________, a _______________ [corporation] (the
"Borrower"), the other Borrowers referred to therein, Chase Securities Inc., as Syndication Agent, Wachovia Bank, N. A., as the Administrative Agent and Documentation Agent and a Bank, and the Banks from time to time party thereto. Terms defined in the Credit Agreement are used herein as therein defined.

         I, ___________________, the Secretary of the Borrower [Name of Guarantor, a ____________ corporation (the "Guarantor")], DO HEREBY CERTIFY that:

         1. Attached hereto as Exhibit A is a true, correct and complete copy of the Certificate of Incorporation of the Borrower [Guarantor], certified by the Secretary of State of the State of Delaware [_____________]. There has been no amendment of, or other document affecting, the Certificate of Incorporation of the Borrower [Guarantor] since __________________. I know of no proceeding for the dissolution or liquidation of the Borrower [Guarantor] or threatening its existence and, to the best of my knowledge, the Borrower [Guarantor] is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Delaware [____________] and is in good standing in that State.

         2. Attached hereto as Exhibit B is a true, correct and complete copy of the by-laws of the Borrower [Guarantor] as in effect on the date hereof.

         3. Attached hereto as Exhibit C is a true, correct and complete copy of resolutions (including exhibits, if any, thereto) duly adopted, effective ______________, at a regular meeting of the Board of Directors of the Borrower [Guarantor], duly called and held on ______________, at which a quorum was present and acting throughout. Said resolutions have not been in any way amended, annulled, rescinded or revoked and are still in full force and effect; and there exist no other resolutions of the Board of Directors of the Borrower [Guarantor] relating to the matters set forth in said resolutions.

         4. The below-named persons have been duly elected, have duly qualified, and this day are, and at all times since _________________ have been officers of the Borrower [Guarantor], holding the respective offices set forth below opposite their names, and the signatures set opposite their names are their genuine signatures:

        NAME                    OFFICE                    SIGNATURE
        ----                    ------                    ---------

------------------    -------------------------    -----------------------

------------------    -------------------------    -----------------------

------------------    -------------------------    -----------------------


         WITNESS my hand and the seal of the Borrower [Guarantor] this 26th day of February, 1999.


                                                                          [SEAL]
                                           ------------------------------
                                                                     , Secretary
                                           --------------------------


         I, the undersigned, the _____________ of the above-named corporation, DO HEREBY CERTIFY that ______________________ has been duly elected, has duly qualified, and this day is the Secretary of said corporation, and that the signature above is his genuine signature.

         WITNESS my hand this 26th day of February, 1999.



                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT J

                             COMPLIANCE CERTIFICATE


         Reference is made to the Amended and Restated Credit Agreement dated as of February 26, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among The Valspar Corporation, the other Borrowers referred to therein, the Banks from time to time parties thereto, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 5.01(b) of the Credit Agreement, ____________, the duly authorized [chief financial officer/treasurer/chief accounting officer] of The Valspar Corporation, hereby certifies that the consolidated balance sheet of the Parent and its Consolidated Subsidiaries as of the end of the Fiscal Quarter just ended and the related statement of income and statement of cash flows furnished to each of the Banks simultaneously herewith are fairly presented, prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of the Parent and its Consolidated Subsidiaries (subject to normal year-end adjustments).

         Pursuant to Section 5.01(c) of the Credit Agreement, ____________, the duly authorized [chief financial officer/treasurer/chief accounting officer] of The Valspar Corporation, hereby (i) certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of _______, ___, and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date [except as] [disclosed in a prior Compliance Certificate] [set forth below].


                                       THE VALSPAR CORPORATION



                                       By:
                                          ------------------------
                                         [chief financial officer/treasurer/
                                          chief accounting officer]

                              COMPLIANCE CHECK LIST
                             The Valspar Corporation

                               ------------------



                                  ________, ___



1.       Subsidiaries (Section 4.08)

         The Parent has no Subsidiaries except for those Subsidiaries listed on
         Schedule 4.08, or as described in a Compliance Certificate furnished pursuant to Section 5.01(c), in each case which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

         New Subsidiaries not listed on Schedule 5.01(c) or in a prior Compliance Certificate:

         Domestic Subsidiaries
         ---------------------

             Name                      Jurisdiction of Incorporation
             ----                      -----------------------------

             ---------------           -----------------


         Foreign Subsidiaries
         --------------------

             Name                      Jurisdiction of Incorporation
             ----                      -----------------------------

             ---------------           -----------------


2.       Ratio of Consolidated Debt to Consolidated EBITDA (Section 5.03)

         The ratio of Consolidated Debt to Consolidated EBITDA for the period of four consecutive Fiscal Quarters most recently ended will not at any time exceed 3.50 to 1.00.

         (a)   Consolidated Debt       Schedule 1  $
                                                    ------

         (b)   Consolidated EBITDA     Schedule 2  $
                                                    ------


         Actual Ratio of (a) to (b)
                                                           ------

         Maximum Ratio                                             3.50 to 1.0

                              COMPLIANCE CHECK LIST
                             The Valspar Corporation

                          ----------------------------


                             ________________, ____


3.       Minimum Shareholders' Equity (Section 5.04)

         Shareholders' Equity will at no time be less than $257,234,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Parent and its Consolidated Subsidiaries during any period after July 31, 1998 (taken as one accounting period), calculated quarterly but excluding from such calculations of Reported Net Income for purposes of this clause (i), any quarter in which the Reported Net Income of the Parent and its Consolidated Subsidiaries is negative, and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Closing Date, calculated quarterly.

         (a) Shareholders' Equity                                    $
                                                                      ------

         (b) 50% of cumulative positive Reported
             Net Income after July 31, 1998                          $
                                                                      ------

         (c) 100% of cumulative Net Proceeds of Capital
             Stock issued after the Closing Date           $
                                                            ------

         (d) $257,234,000

             Required Shareholders' Equity
             (sum of (b) plus (c) plus (d))                $
                                                            ------

                              COMPLIANCE CHECK LIST
                             The Valspar Corporation

                          ----------------------------


                             ________________, ____

                                                                      Schedule 1

Consolidated Debt
-----------------

                                                   INTEREST
                                                     RATE      MATURITY    TOTAL
                                                   --------    --------    -----

Borrowed Money or Bonds, Debentures,
------------------------------------
Notes or Similar Instruments
----------------------------

                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
         Total Borrowed Money                                   $
                                                                 -----

Capital Leases
--------------

                               (4)        $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
         Total Capital Leases                       $
                                                     -----

         Total Reimbursement Obligations                        $
                                                                 -----

Guaranteed Obligations
----------------------

                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
                                          $
----------------          -----    -----   -----
         Total Guaranteed Obligations                           $
                                                                 -----
         Consolidated Debt                                      $
                                                                 =====

                                                                      Schedule 2


-----------------------------
     (4) Use implicit interest rate for capital leases

CONSOLIDATED EBITDA
-------------------

(a)      ___ quarter 199_
         Consolidated Net Income                         $________
         Consolidated Interest Expense                   $________
         Depreciation                                    $________
         Amortization                                    $________
         Tax Expense                                     $________

(b)      ___ quarter 199_
         Consolidated Net Income                         $________
         Consolidated Interest Expense                   $________
         Depreciation                                    $________
         Amortization                                    $________
         Tax Expense                                     $________

(c)      ___ quarter 199_
         Consolidated Net Income                         $________
         Consolidated Interest Expense                   $________
         Depreciation                                    $________
         Amortization                                    $________
         Tax Expense                                     $________

(d)      ___ quarter 199_
         Consolidated Net Income                         $________
         Consolidated Interest Expense                   $________
         Depreciation                                    $________
         Amortization                                    $________
         Tax Expense                                     $________

         Total for Quarter                                     $__________

               Consolidated EBITDA                                   $
               (sum of (a) plus (b) plus (c) plus (d))                ==========

                                                                       EXHIBIT K

                            ASSIGNMENT AND ACCEPTANCE
                         Dated ________________ __, ____


         Reference is made to the Amended and Restated Credit Agreement dated as of February 26, 1999 (together with all amendments and modifications thereto, the "Credit Agreement") among The Valspar Corporation, a Delaware corporation (the "Parent"), the other Borrowers referred to therein, the Banks (as defined in the Credit Agreement), Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         _____________________________________________________ (the "Assignor")
and _____________________________________________ (the "Assignee") agree as follows:


         1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a ______% interest (which on the Effective Date hereof is $_______________) in the Assignor's Commitment and a ______% interest (which on the Effective Date hereof is $_______________) in the Syndicated Dollar Loans owing to the Assignor and a ___% interest (which on the Effective Date hereof has a Dollar Equivalent amount of $________) in the Syndicated Foreign Currency Loans owing to the Assignor [and a ___% interest in the Money Market Loans owing to the Assignor] and a ______% interest in the Syndicated Dollar Note held by the Assignor (which on the Effective Date hereof is $__________________)) and in the Syndicated Foreign Currency Note held by the Assignor (which on the Effective Date has a Dollar Equivalent amount of $_______).

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $_________________ and the aggregate outstanding principal amount of Syndicated Dollar Loans, Syndicated Foreign Currency Loans [and Money Market Loans] owing to it (without giving effect to assignments thereof which have not yet become effective) is $_________________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Agent exchange such Note[s] as follows: [a new Syndicated Dollar Note dated _______________, ____ in the principal amount of _________________ payable to the order of the Assignee] [new Syndicated Dollar Notes as follows: a Syndicated Dollar Note dated _________________, ____ in the principal amount of $_______________ payable to the order of the Assignor and a Syndicated Dollar Note dated ______________, ____ in the principal amount of $______________ payable to the order of the Assignee] [a new Syndicated Foreign Currency Note dated ________, ____, payable to the order of the Assignee] [new Syndicated Foreign Currency Notes as follows: a new Syndicated Foreign Currency Note dated __________, ____, payable to the order of the Assignor and a Syndicated Foreign Currency Note dated __________, ____, payable to the order of the Assignee] [and a new Money Market Note dated _______, ____ in the principal of $_________ payable to the order of the Assignee].

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.04(a) thereof (or any more recent financial statements of the Parent delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].(5)

         4. The Effective Date for this Assignment and Acceptance shall be


--------------------------
     (5) If the Assignee is organized under the laws of a jurisdiction outside the United States.

_______________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent [and to the Parent for execution by the Parent](6).

         5. Upon such execution and acceptance by the Agent [and execution by the Parent]**, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Section 8.03 and Section
9.03 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

         6. Upon such execution and acceptance by the Agent [and execution by the Parent]**, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                    [NAME OF ASSIGNOR]
                                    By:____________________________________
                                    Title:

                                    [NAME OF ASSIGNEE]

                                    By:____________________________________
                                    Title:

                                    Lending Office:
                                    [Address]


                                    WACHOVIA BANK, N.A., as Administrative Agent

                                    By:____________________________________
                                    Title:



-----------------------------
     (6) If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective Date.

                                    [THE VALSPAR CORPORATION](8)


                                    By:____________________________________
                                    Title:






-----------------------------
    (8) If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective Date.

                                                                       EXHIBIT L

                               NOTICE OF BORROWING


                                ___________, ___



Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757

         Re: Amended and Restated Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of February 26, 1999, by and among The Valspar Corporation, the other Borrowers referred to therein, the Banks from time to time parties thereto, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent.

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

         The Borrower hereby requests a [Euro-Dollar Borrowing] [Base Rate Borrowing] [Foreign Currency Borrowing] in the aggregate principal amount of [the Dollar Equivalent of] $___________ to be made [in the following Foreign
Currency: ________________] on ________, 19__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Foreign Currency Loans] [Base Rate Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months] [30 days].

         The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this ___ day of _________, ___.

                                       [Insert Name of Borrower]

                                       By:
                                          -------------------------
                                       Title:

                                                                       EXHIBIT M


                               Guaranty Agreement

         GUARANTY AGREEMENT (this "Agreement" or this "Guaranty") dated as of February 26, 1999, among each Subsidiary listed on the signature pages hereto (each such Subsidiary individually, a "Guarantor" and, if more than one such Subsidiary is party to this Agreement, collectively, the "Guarantors") of THE VALSPAR CORPORATION, a Delaware corporation (the "Parent"), and WACHOVIA BANK, N.A., as agent (the "Agent") for itself and the Banks (as such term is defined in the Credit Agreement referred to below) and their successors and assigns.

         Reference is made to the Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent, the other Borrowers referred to therein, the Banks from time to time party thereto (the "Banks"), Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent and Bank. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Banks have agreed to make Loans to the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a Wholly Owned Subsidiary of the Parent and acknowledges that it will derive substantial benefit from the making of the Loans by the Banks. The obligations of the Banks to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Guaranty Agreement in the form hereof. As consideration therefor and in order to induce the Banks to make Loans, the Guarantors are willing to execute this Agreement.

         Accordingly, the parties hereto agree as follows:

         SECTION 8. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to the Agent or any Bank under the Credit Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

         Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to any Borrower or Affiliates of any Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) under any Guarantee of senior unsecured indebtedness or Debt subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of any Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

         SECTION 9. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to any Borrower of any of the Obligations, and also waives notice of acceptance of its this Guaranty and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Agent or any Bank to assert any claim or demand or to enforce or exercise any right or remedy against any Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or
(c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Agent or any Bank.

         SECTION 10. Security. Each of the Guarantors authorizes the Agent and each of the Banks to (a) take and hold security for the payment of this Guaranty and the Obligations and exchange, enforce, waive and release any such security,
(b) apply such security and direct the
order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

         SECTION 11. Guarantee of Payment. Each Guarantor further agrees that this Guaranty constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any Bank to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Agent or any Bank in favor of any Borrower or any other Person.

         SECTION 12. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any Bank to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

         SECTION 13. Defenses of Parent Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of any Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Agent and the Banks may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Guarantor or exercise any other right or remedy available to them against any Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Guarantor, as the case may be, or any security.

         SECTION 14. Agreement To Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agent or any Bank has at law or in equity against any

Guarantor by virtue hereof, upon the failure of any Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent or such Bank as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Agent or any Bank as provided above, all rights of such Guarantor against any Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of any Borrower or any Guarantor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Borrower or any other Guarantor, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

         SECTION 15. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the Banks will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

         SECTION 16. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

         SECTION 17. Termination. This Guaranty (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Banks have no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Agent or any Bank or any Guarantor upon the bankruptcy or reorganization of any Borrower, any Guarantor or otherwise.

         SECTION 18. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Agent, and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Guarantor and the Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Agent and the Banks, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

         SECTION 19. Waivers; Amendment.

                  a. No failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent hereunder and of the Banks under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

                  b. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Agent, with the prior written consent of the Required Banks (except as otherwise provided in the Credit Agreement).

         SECTION 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 21. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the Parent at the address set forth in Section 9.01 of the Credit Agreement.

         SECTION 22. Survival of Agreement, Severability.

                  a. All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Agent and the Banks and shall survive the making by the Banks of the Loans regardless of any investigation made by the Agent or any Bank or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

                  b. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 23. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 24. Rules of Interpretation. The rules of interpretation specified in Sections 1.04 and 1.05 of the Credit Agreement shall be applicable to this Agreement.

         SECTION 25. Jurisdiction; Consent to Service of Process.

                  a. Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Georgia State court or Federal court of the United States of America sitting in Atlanta, Georgia, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

                  b. Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any Georgia State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  c. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 26. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Debt at any time owing by such Bank to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Bank under this Section 19 are in addition to other rights and remedies (including other rights of setoff) which such Bank may have.

         SECTION 27. Additional Guarantors. Pursuant to Section 5.22 of the Credit Agreement, certain Subsidiaries acquired or organized after the Closing Date are required to enter into this Agreement as a Guarantor upon becoming a Subsidiary. Upon execution and delivery, after the date hereof, by the Agent and such a Subsidiary of an instrument in form and substance satisfactory to the Agent, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

         SECTION 28. Failure to Pay in Foreign Currency. If any Guarantor is unable for any reason to effect payment in a Foreign Currency as required by the Credit Agreement or if any Guarantor shall default in a Foreign Currency, the Agent may require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. Upon receipt by any Guarantor of notice of such election from the Agent, the obligations of such Guarantor specified in such notice shall immediately be deemed to be obligations due and owing in Dollars, and shall accrue interest at the Default Rate. In any case in which any Guarantor shall make such payment in Dollars, such Guarantor agrees to hold the Agent and each Bank harmless from any loss incurred by the Agent or such Bank arising from any change in value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

         SECTION 29. Foreign Exchange Indemnity. If any sum due from any Guarantor under this Agreement, or any order or judgment given or made in relation hereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or under such order or judgment into another currency (the "second currency") for the purpose of (a) making or filing a claim or proof against such Guarantor with any Authority or in any court or tribunal or (b) enforcing any order or judgment given or made in relation hereto. The Guarantors, jointly and severally, shall indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss actually suffered as a result of any discrepancy between (i) the rate of exchange used to convert the amount in question from the first currency into the second currency, and (ii) the rate or rates of exchange at which such Person, acting in good faith, purchased the first currency with the second currency after receipt of a sum paid to it in the second currency in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of the Guarantors distinct from their other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such other obligations.




              [The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    VALSPAR COATINGS FINANCE CORPORATION


                                    By: ___________________________(SEAL)
                                    Title:

                                    VALSPAR FINANCE CORPORATION


                                    By: ___________________________(SEAL)
                                    Title:


                                    WACHOVIA BANK, N.A., as Administrative Agent


                                    By: ___________________________(SEAL)
                                    Title:

                                                                       EXHIBIT N

                Indemnity, Subrogation and Contribution Agreement

         INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT (this "Agreement") dated as of February 26, 1999, among THE VALSPAR CORPORATION, a Delaware corporation (the "Parent"), certain other Subsidiaries of the Parent who are Borrowers under the Credit Agreement referred to below (collectively, with the Parent, the "Borrowers"), each Subsidiary of the Parent listed on the signature pages hereto under the heading "Guarantors" (the "Guarantors") and WACHOVIA BANK, N.A., as agent (in such capacity, the "Agent") for itself and the Banks (as such term is defined in the Credit Agreement referred to below) and their successors and assigns.

         Reference is made to (a) the Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Banks from time to time party thereto, Chase Securities Inc., as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent and Documentation Agent and Bank and (b) the Guaranty Agreement dated as of February 26, 1999, among the Guarantors and the Agent (the "Guaranty"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Banks have agreed to make Loans to the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guaranty) of the Borrowers under the Credit Agreement pursuant to the Guaranty. The obligations of the Banks to make Loans are conditioned on, among other things, the execution and delivery by the Borrowers and the Guarantors of an agreement in the form hereof.

         Accordingly, the Borrowers, each Guarantor and the Agent agree as follows:

         SECTION 30. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guaranty, such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Loan Document to satisfy a claim of the Agent or any Bank, such Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

         SECTION 31. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guaranty or assets of any other Guarantor shall be sold pursuant to any Loan

Document to satisfy a claim of the Agent or any Bank and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrowers as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

         SECTION 32. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

         SECTION 33. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Agent or any Bank or any Guarantor upon the bankruptcy or reorganization of any Borrower, any Guarantor or otherwise.

         SECTION 34. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         SECTION 35. No Waiver; Amendment.

                  a. No failure on the part of the Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

                  b. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrowers, the Guarantors and the Agent, with the prior written consent of the Required Banks (except as otherwise provided in the Credit Agreement).

         SECTION 36. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guaranty and addressed as specified therein.

         SECTION 37. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither any Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Banks.

         SECTION 38. Survival of Agreement, Severability.

                  a. All covenants and agreements made by each Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Agent, each Bank and each Guarantor and shall survive the making by the Banks of the Loans, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid and as long as the Commitments have not been terminated.

                  b. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 39. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 40. Rules of Interpretation. The rules of interpretation specified in Sections 1.04 and1.05 of the Credit Agreement shall be applicable to this Agreement.

         SECTION 41. Additional Guarantors. Pursuant to Section 5.22 of the Credit Agreement, certain Subsidiaries acquired or organized after the Closing Date are required to become a party to this Agreement as a Guarantor upon becoming a Subsidiary. Upon execution and delivery, after the date hereof, by the Agent and such a Subsidiary of an instrument in form and substance satisfactory to the Agent, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.




                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


                                    THE VALSPAR CORPORATION


                                    By: ___________________________(SEAL)
                                    Title:


                                    ENGINEERED POLYMER SOLUTIONS, INC.


                                    By: ___________________________(SEAL)
                                    Title:


                                    THE VALSPAR (UK) HOLDING CORPORATION LTD.


                                    By: ___________________________(SEAL)
                                    Title:


                                    THE VALSPAR (SWITZERLAND) HOLDING
                                    CORPORATION A.G.


                                    By: ___________________________(SEAL)
                                    Title:


                                    FORTON B.V.


                                    By: ___________________________(SEAL)
                                    Title:


                                    DYFLEX B.V.


                                    By: ___________________________(SEAL)
                                    Title:

                                    GUARANTORS:

                                    VALSPAR COATINGS FINANCE CORPORATION


                                    By: ___________________________(SEAL)
                                    Title:

                                    VALSPAR FINANCE CORPORATION


                                    By: ___________________________(SEAL)
                                    Title:


                                    WACHOVIA BANK, N.A., as Administrative Agent


                                    By: ___________________________(SEAL)
                                    Title: